APRIL 30, 2000 (UNAUDITED)

SELECT SHORT-TERM
BOND FUND

SELECT INTERMEDIATE
BOND FUND

SELECT BOND FUND

SELECT BALANCED
FUND

SELECT EQUITY INCOME
FUND

SELECT LARGE CAP
EQUITY FUND

SELECT LARGE CAP
GROWTH FUND

SELECT NEW GROWTH
OPPORTUNITIES FUND

SELECT SMALL CAP
VALUE FUND

SELECT INTERNATIONAL
EQUITY FUND

Chase Vista
Select Funds

SEMI-ANNUAL REPORT

[CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.[RegTM]LOGO]

                                                                    SASEFI-3-600

--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

Chairman's Letter                                                              1

--------------------------------------------------------------------------------
Chase Vista Select Short-Term Bond Fund                                        2
 Fund Commentary
--------------------------------------------------------------------------------

Chase Vista Select Intermediate Bond Fund                                      5
 Fund Commentary

--------------------------------------------------------------------------------
Chase Vista Select Bond Fund                                                   8
 Fund Commentary
--------------------------------------------------------------------------------

Chase Vista Select Balanced Fund                                              11
 Fund Commentary

--------------------------------------------------------------------------------
Chase Vista Select Equity Income Fund                                         14
 Fund Commentary
--------------------------------------------------------------------------------

Chase Vista Select Large Cap Equity Fund                                      17
 Fund Commentary

--------------------------------------------------------------------------------
Chase Vista Select Large Cap Growth Fund                                      20
 Fund Commentary
--------------------------------------------------------------------------------

Chase Vista Select New Growth
 Opportunities Fund                                                           23
 Fund Commentary

--------------------------------------------------------------------------------
Chase Vista Select Small Cap Value Fund                                       26
 Fund Commentary
--------------------------------------------------------------------------------

Chase Vista Select International Equity Fund                                  29
 Fund Commentary

--------------------------------------------------------------------------------
Portfolios of Investments                                                     32
--------------------------------------------------------------------------------

Financial Statements                                                          67

--------------------------------------------------------------------------------
Notes to  Financial Statements                                                76
--------------------------------------------------------------------------------

Financial Highlights                                                          85

Highlights

o Corporate bonds performed poorly in the latter half of the period as the market digested the Treasury buyback program and reacted to volatility in stocks.

o Technology was the global trend during the period, as the red-hot industry saw many double-digit, and even triple-digit price advances.

o Following the March pull back in the technology industry's surge, global markets have been particularly sensitive to US market activity.

------------------------------|------------------------------------------------
             NOT FDIC INSURED |  May lose value / No bank guarantee
------------------------------|------------------------------------------------

       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT FUNDS
--------------------------------------------------------------------------------

Chairman's Letter
                                                          June 5, 2000

Dear Shareholder:

We are pleased to present this semi-annual report for the Chase Vista Select Funds for the six months ended April 30, 2000.

Strong Economic Growth Bodes Well for Equities

A robust economy that boosted investor confidence was a good backdrop for Wall Street's continued boom, as reports of lower-than-expected unemployment rates and higher consumer spending were released. Despite the Federal Reserve Board's multiple attempts to cool the economy's pace by boosting interest rates, the U.S. equity market forged on for most of the period.

With the benefit of hindsight, it's easy to see that the trend of "new economy" stock market outperformance reached its peak in the first part of March and that a pullback was inevitable. The problem, of course, is that to many investors the pullback was inevitable for a year as prices kept rising ever higher.

Following the selloff, many foreign markets remained highly sensitive to the U.S. in general and the Nasdaq in particular. Just as in the U.S., a struggle began as world equity markets attempted to sort through the rubble of March and April and determine where future leadership will come from in the wake of a harsh disruption in existing trends.

Potential of Further Rate Hikes

U.S. fixed income markets dealt with a variety of issues during the reporting period as sizzling growth continued in the United States amid a worldwide pickup in economic activity. The period began under fairly normal circumstances as the markets reacted to reports of increasing inflation and a tight Fed monetary policy by pushing interest rates higher. Additionally, after a period of underperformance, the non-Treasury "spread" sectors began improving, as is normal in a rising-rate environment. Few market participants would have expected that the yield on long-term Treasuries would subsequently fall by almost 100 basis points in the coming months and that the yield curve would dramatically invert, meaning that interest rates on short-term Treasuries were higher than those on longer-term issues. But that's just what happened, as the market digested the full impact of the Treasury's program to buy back longer-dated securities in light of the Federal budget surplus.

While the threat of further rate increases still looms over the market, we believe that the resulting ill effects are only short term. The market has seen many bumps over the years and recovered from all of them; this period is just another hurdle to be mounted.

At Chase Vista, we thank you for your business and look forward to serving your investment needs in the years to come.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

--------------------------------------------------------------------------------
       CHASE VISTA SELECT SHORT-TERM BOND FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Short-Term Bond Fund, which seeks current income by investing in a portfolio of short-term investment grade fixed income securities, had a total return of 1.02% for the six months ended April 30, 2000. This compares to a return of 1.80% for the Lehman 1-3 Year Government Bond Index.

How the Fund Was Managed

Early in the reporting period, the management team took several steps to improve the Fund's yield and total return profile over a one-year period. First, given relatively narrow quality spreads, it sold off a portion of the Fund's lower-rated investment grade corporate securities and funneled the cash into higher-rated investment grade corporates. Second, it sold off lower-yielding agency securities and put the assets into higher-yielding, higher-quality corporates. Finally, it sold off asset backed securities and used the proceeds for corporate securities with better total return potential. The management team cut duration by the end of 1999 to one-half year under its benchmark to defend against rising interest rates.

Among individual securities, the poor credit performance of Conseco, one of our holdings, in April was a major factor in the Fund's underperformance of its benchmark. We continue to hold Conseco in the portfolio, as we monitor developments from the company with analysts and rating agencies. Meanwhile, our position there will not be sold unless the company shows signs of serious fundamental deterioration. In the January through April, 2000 period, technical factors--especially the US Treasury's program to buy back longer-dated securities--overwhelmed fundamentals and caused fairly severe dislocation in the fixed income markets. This had a negative impact on corporate and agency securities relative to Treasuries and, therefore, caused the Fund to underperform. However, the management team took advantage of these widened yield spreads that were at several-year highs to add to its agency security positions. As spreads on agencies narrowed in April, the Fund's performance improved.

Where the Fund May Be Headed

In the wake of the Fed's widely expected .50% tightening on May 16, it is the management team's view that additional moves to a less accommodative stance are likely until the potential inflationary forces currently building show signs of moderation. Interest rates, therefore, will likely climb further in this market environment of pervasive uneasiness. While corporates have sharply underperformed year to date, the management team notes that supply has been rather light and, therefore, believes that when the corporate sector rebounds, it will be in rather dramatic fashion.

CHASE VISTA SELECT SHORT-TERM BOND FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Corporate Notes & Bonds (57.8%)

U.S Government Agency Securities (15.1%)

Asset Backed Securities (12.0%)

Cash Equivalents & Short-Term Paper (7.4%)

U.S. Treasury Securities (3.6%)

Residential Mortgage Backed Securities (2.1%)

Commercial Mortgage Backed Securities (2.0%)

[END PLOT POINTS]

CHASE VISTA SELECT SHORT-TERM BOND FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                           1 Year       5 Years       10 Years
------------------------------------------------------------------
 Select Short-Term Bond     2.57%        5.01%         6.12%
------------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

               Chase Vista                                 Lipper Short-Term
                 Select             Lehman 1-3                 Investment
                Short-Term        Year Government               Grade Debt
                Bond Fund            Bond Index               Funds Average
1990              10000               10000                       10000
1991              11115.4             11203.1                     11073.8
1992              12209               12243.8                     12044
1993              13386.2             13232.2                     12945
1994              13660.1             13448.6                     13215.1
1995              14180.7             14215.3                     13824.8
1996              15063.4             15186.8                     14710.4
1997              15702.6             16115.5                     15559.2
1998              16748.5             17265.6                     16572.3
1999              17658.6             18286.3                     17401.3
2000              18112               18941                       17901.3

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Lehman 1-3 Year Government Bond Fund Index consists of all bonds covered by the Government Bond Index with maturities of one to three years. The Lipper Average consists of actively managed short-term, investment-grade debt mutual funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT INTERMEDIATE BOND FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Intermediate Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade Treasury, corporate, mortgage-backed and asset-backed securities, had a total return of .33% for the six months ended April 30, 2000. This compares to a return of 1.07% for the Lehman Intermediate Government/Corporate Bond Index.

How the Fund Was Managed

Early in the reporting period, the Fund's relative performance was a result of several factors. First, in a rising rate environment, the management team allowed the Fund's duration (and hence its sensitivity to changes in interest rates) to fall from a neutral position to one below that of its peer group before making a strategic reduction in December. Next, the Fund's exposure to corporate bonds was increased when it became clear that new supply would not be as heavy as expected. Within the corporate sector, the Fund also benefited by holding several issues which received credit upgrades, specifically in the media and telecom sectors. Finally, although the management team reduced the Fund's mortgage-backed holdings, continued exposure was positive for relative performance as a result of the sector's higher dividend yields.

In the January through April, 2000 period, technical factors--especially the US Treasury's program to buy back longer-dated securities--overwhelmed fundamentals and caused fairly severe dislocation in the fixed income markets. Among individual holdings, Conseco was a major factor in the Fund's underperformance, primarily a result of the company's weak credit performance. While we have not sold our position there, we continue to monitor developments and agency ratings; further, its elimination from the portfolio will only be considered if Conseco displays unhealthy signs of deteriorating fundamentals.

Despite the management team's efforts to extend the Fund's duration as the yield curve inverted and longer-term Treasuries outperformed dramatically, the Fund had a short-to-neutral duration for most of the January through April period, and this was detrimental to overall performance. However, the Fund's yield curve strategy was a positive performance factor as the Fund had significant exposure to 20-year securities, the strongest part of the curve. On a sector level, the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield, especially by adding to corporate and agency positions. This exposure to non-Treasury spread sectors proved positive in April as spreads stabilized and recovered somewhat, although corporate securities continued to lag.

Where the Fund May Be Headed

In the wake of the Fed's widely expected 50 basis point tightening on May 16, it is the management team's view that additional moves to a less accommodative stance are likely until the potential inflationary forces currently building show signs of moderation. Interest rates, therefore, will likely climb further in this market environment of pervasive uneasiness. However, because of the continued specter of Treasury buy backs, we remain more concerned about the short end of the Treasury curve and therefore expect to continue a barbell curve strategy that's underweight in 2- to 3-year maturities and overweight in the 10- to 30-year area. While corporates have sharply underperformed year to date, the management team notes that supply has been rather light and, therefore, believes that when the corporate sector rebounds, it will be in rather dramatic fashion.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

U.S. Treasury Securities (34.8%)

Corporate Notes & Bonds (32.3%)

U.S. Government Agency Securities (14.4%)

Residential Mortgage Backed Securities (12.6%)

Asset Backed Securities (4.0%)

Cash Equivalents & Short-Term Paper (1.7%)

Commercial Mortgage Backed Securities (0.2%)

[END PLOT POINTS]

CHASE VISTA SELECT INTERMEDIATE BOND FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                          1 Year       5 Years       10 Years
--------------------------------------------------------------
 Select Intermediate
  Bond                    0.28%        5.58%         7.02%
--------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                      Chase Vista              Lehman Intermediate           Lipper Intermediate
                  Select Intermediate          Government/Corporate            Investment Grade
                       Bond Fund                   Bond Index                 Debt Funds Average
1990                     10000                       10000                         10000
1991                     11358.8                     11368.9                       11312.3
1992                     12548.2                     12568.1                       12524
1993                     14275.2                     14122.5                       14134.5
1994                     14159.9                     14265.5                       14214.5
1995                     15034.2                     15193                         15056.3
1996                     16256                       16383.5                       16215.6
1997                     17177                       17432.8                       17249.1
1998                     18669.7                     18966.9                       18925.1
1999                     19669.5                     20249.6                       19898.4
2000                     19716.6                     20558.1                       19907.1

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Lehman Intermediate Gov't./Corp. Bond Index consists of the government and corporate indices, which includes bonds with 5-10 year maturities, including U.S. Government Treasury and agency securities, and corporate and Yankee Bonds. The Lipper Average consists of actively managed intermediate investment grade debt mutual funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT BOND FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade Treasury, corporate, mortgage-backed and asset-backed securities, had a total return of .48% for the six months ended April 30, 2000. This compares to a return of 1.42% for the Lehman Aggregate Bond Index.

How the Fund Was Managed

Early in the reporting period, the Fund turned in strong relative performance as a result of several factors. First, in a rising rate environment, the management team allowed the Fund's duration (and hence its sensitivity to changes in interest rates) to further shorten below that of its peer group before making a strategic reduction in December. Next, the Fund's exposure to corporate bonds was increased when it became clear that new supply would not be as heavy as expected. Within the corporate sector, the Fund also benefited by holding several issues which received credit upgrades. Finally, the Fund ended 1999 with an emphasis on 20-year maturities in the Treasury sector, which was positive as this part of the yield curve outperformed 30-year issues.

In the January through April, 2000 period, technical factors--especially the US Treasury's program to buy back longer-dated securities--overwhelmed fundamentals and caused fairly severe dislocation in the fixed income markets. Elsewhere, the credit performance of one of our corporate bond holdings, Conseco, also dampened returns. We are keeping a close eye on the company's developments with regard to analysts and agency ratings. In the meantime, we continue our conservative assumptions about Conseco, and will sell only if its financial condition or liquidity situation deteriorates.

Despite the management team's efforts to extend the Fund's duration as the yield curve inverted and longer-term Treasuries outperformed dramatically, the Fund had a short-to-neutral duration for most of the January through April period, and this was detrimental to overall performance. However, the Fund's yield curve strategy was a positive performance factor as the Fund had significant exposure to longer-maturity securities. On a sector level, the management team took advantage of widening yield spreads between Treasuries and other sectors to increase the Fund's yield, especially by adding to corporate and agency positions. This exposure to non-Treasury spread sectors proved positive in April as spreads stabilized and recovered somewhat, although corporate securities continued to lag.

Where the Fund May Be Headed

In the wake of the Fed's widely expected .50% tightening on May 16, it is the management team's view that additional moves to a less accommodative stance are likely until the potential inflationary forces currently building show signs of moderation. Interest rates, therefore, will likely climb further in this market environment of pervasive uneasiness. However, because of the continued specter of Treasury buy backs, we remain more concerned about the short end of the Treasury curve and therefore expect to continue a barbell curve strategy that's underweight in 2- to 3-year maturities and overweight in the 10- to 30-year area. While corporates have sharply underperformed year to date, the management team notes that supply has been rather light and, therefore, believes that when the corporate sector rebounds, it will be in rather dramatic fashion.

CHASE VISTA SELECT BOND FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Residential Mortgage Backed Securities (34.4%)

Corporate Notes & Bonds (33.4%)

U.S. Treasury Securities (16.9%)

U.S. Government Agency Securities (6.6%)

Asset Backed Securities (5.0%)

Cash Equivalents & Short-Term Paper (1.8%)

Foreign Government Securities (1.3%)

Commercial Mortgage Backed Securities (0.6%)

[END PLOT POINTS]

CHASE VISTA SELECT BOND FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

-------------------------------------------------------
                   1 Year       5 Years       10 Years
-------------------------------------------------------
 Select Bond       0.03%        6.21%         7.53%

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                Chase Vista             Lehman             Lipper Corporate
                Select Bond           Aggregate              Debt A-Rated
                    Fund              Bond Index            Funds Average
1990              10000                10000                   10000
1991              11336.2              11517.7                 11397.4
1992              12522.3              12784.7                 12655.1
1993              14205                14481.5                 14487.6
1994              14445.9              14651.3                 14609.6
1995              15295.2              15724.3                 15479.7
1996              16731                17082                   16697.1
1997              17788.3              18292                   17772
1998              19556.8              20287                   19462.8
1999              20669.8              21558.4                 20577.1
2000              20675                22262.1                 20447.3

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The Lehman Aggregate Bond Index consists of the Lehman Gov't./Corp. Index and the Mortgage-backed Securities Index. The Lipper Average consists of actively managed corporate debt A-rated or better funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT BALANCED FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Balanced Fund, which seeks relatively stable capital growth through a blend of equities and bonds, rose 5.27% in the six months ended April 2000, compared to the 1.42% return for the Lehman Aggregate Bond Index and the 7.18% return for the S&P 500 Index.

How the Fund Was Managed

The Fund's technology equity holdings drove performance as Wall Street focused on the New Economy. Technology stocks posted exceptional gains in the closing months of 1999, and continued to rise at a more muted pace in the first quarter of 2000.

Many of the leading technology companies held by the Fund have posted consistently strong revenue growth. They are considered among the more certain winners from the current technology revolution. Network equipment giant Cisco Systems, for example, was one of the leading performers. Another strong contributor was EMC Corp, the data storage group.

Semiconductor stocks were particularly strong. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for semiconductor chips. This led to gains for stocks like Altera, Applied Materials, Intel and Texas Instruments.

The Fund cut its holding in Microsoft ahead of the April antitrust ruling. It used some of the money to invest in new holdings such as ADC
Telecommunications, the voicemail and data communications company. Another stock added to the portfolio earlier in the year was Oracle, the software company.

Compared with technology, other sectors had limited impact. Utilities came a distant second, with strong performances from AES and Enron. Both have well-managed power businesses, but Enron also has a developing operation in trading broadband telecommunications capacity.

Rising energy prices caused stock price appreciation among many exploration and production companies and energy service companies. The Fund owned BJ Services, an oil services company that benefited from the strong oil price.

Following the extraordinary rises in large-cap technology stocks, the Fund made some investments in middle capitalization equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations.

Fixed income made a positive contribution to performance, although gains were restricted by a series of strong economic data. Inflation edged higher, and commodity prices continued their upward trend. The Federal Reserve raised rates three times in the period to guard against runaway economic growth and higher inflation.

Where the Fund May Be Headed

Above trend economic growth, with further rate rises, will dampen prospects for fixed income and equities in the immediate future, but we remain optimistic about prospects for later in the year.

CHASE VISTA SELECT BALANCED FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Technology (22.5%)

Consumer Cyclicals (14.1%)

Financial (12.6%)

Mortgage Backed Pass-Through Securities (10.4%)

Utilities (7.8%)

U.S. Treasury Securities (6.8%)

Capital Goods (5.6%)

U.S. Government Agency Securities (5.2%)

Health Care (5.1%)

Energy (3.7%)

Cash Equivalents & Short-Term Paper (3.5%)

Consumer Staples (1.5%)

Transportation (0.7%)

Basic Materials (0.5%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (2.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, asset management and insurance. It also owns the National Broadcasting Company.

2. Cisco Systems, Inc. (2.1%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators. Clients include utilities, corporations, universities, governments and small- to medium-size businesses worldwide.

3. Intel Corp. (2.1%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products and digital imaging products.

4. Exxon Mobil Corp. (1.8%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. Also manufactures and markets fuels, lubes and chemicals.

5. Microsoft Corp. (1.7%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating systems software, server application software, business and consumer applications software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

6. Wal-Mart Stores, Inc. (1.7%) Operates discount stores and Supercenters, as well as Sam's Clubs. Its Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

7. American International Group, Inc. (1.7%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

8. EMC Corp. (1.4%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.

9. Citigroup, Inc. (1.3%) A diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. Services include investment banking, retail brokerage, corporate banking and cash management products and services.

10. Enron Corp. (1.3%) Produces electricity and natural gas, develops, constructs and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.

Top 10 equity holdings comprised 17.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT BALANCED FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                       1 Year       5 Years       10 Years
-----------------------------------------------------------
 Select Balanced       5.88%        14.88%        12.20%
-----------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                   Chase Vista
                 Select Balanced     S&P 500       Lehman Aggregate        Lipper Balanced
                      Fund            Index           Bond Index            Funds Average
1990                10000            10000             10000                   10000
1991                11588.1          11575.9           11517.7                 11524.4
1992                12939.8          13403.6           12784.7                 13009.5
1993                14330.2          14640.9           14481.5                 14433.5
1994                14232.9          15420.6           14651.3                 15093.8
1995                15804.4          18106.5           15724.3                 16446.6
1996                18521.9          23569.2           17082                   19769.1
1997                20660.3          29485.6           18292                   22313.3
1998                26173.5          41589.7           20287                   28066.8
1999                29854            50661.2           21558.4                 30712.5
2000                31606.4          55788.7           22262.1                 32203

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lehman Aggregate Bond Index consists of the Lehman Gov't./Corp. Index and the Mortgage-backed Securities Index. The Lipper Average represents the average performance of a universe of actively-managed balanced funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT EQUITY INCOME FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Equity Income Fund, which invests in the income-oriented stocks of large U.S. companies seeking capital growth and a yield higher than the S&P 500 Index, rose 7.07% in the six months ended April 2000. It performed roughly in line with the S&P 500 Index, which increased 7.18%.

How the Fund Was Managed

In a widely divergent market, technology stocks drove the Fund's gains, while the rest of the portfolio made a net negative contribution. Technology names rocketed in the final months of 1999, as New Economy enthusiasm took hold. The rally continued into January/February 2000, only to falter in the March/April Nasdaq sell-off.

The Fund's technology weighting is limited by its "income" style. Even so, some of its technology holdings generated significant performance. Software giant Oracle contributed more than 2% of portfolio performance. IBM was another strong performer, as was Cisco Systems, which became Wall Street's most valuable company in the period.

Stocks involved in the semiconductor industry drove much of the performance. Growth in electronic communications--whether wireless or high speed broadband--is leading to burgeoning demand for semiconductors. The number of wireless phones worldwide has expanded dramatically in recent years, while there has also been a tremendous build-out of the fixed-wire communications network. Among the leading semiconductor names were: Texas Instruments, Intel and Atmel.

Elsewhere, performance was mixed. Financials registered a positive performance thanks to stocks like Morgan Stanley Dean Witter, Citigroup, Merrill Lynch and American International Group. These companies are all perceived to have reasonable earnings growth prospects as they are involved in financial market businesses, like brokerage, investment banking and so on.

Capital goods also made a positive contribution. General Electric and Dover Corp both performed well. In utilities, Enron had a strong few months. The company has a well-managed power business, but is also developing an operation in trading broadband telecommunications capacity.

Where the Fund May Be Headed

The market tested the limits of divergence between valuations of technology stocks and Old Economy sectors in early 2000. From here, the performance of the Old Economy stocks that comprise most of the Fund should be strong by comparison. In spite of rising interest rates, the economy is in robust health, which should lead to positive earnings surprises and boost share prices.

CHASE VISTA SELECT EQUITY INCOME FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Technology (27.2%)

Financial (14.6%)

Health Care (12.1%)

Utilities (12.0%)

Consumer Cyclicals (9.0%)

Capital Goods (6.7%)

Energy (5.8%)

Cash Equivalents & Short-Term Paper (4.8%)

Consumer Staples (4.7%)

Basic Materials (2.4%)

Real Estate (0.7%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Intel Corp. (4.7%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

2. International Business Machines Corp. (4.2%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

3. General Electric Co. (4.2%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, asset management and insurance. It also owns the National Broadcasting Company.

4. Texas Instruments, Inc. (4.0%) Provides semiconductor products as well as designs and supplies digital processing and analog technologies. It also conducts businesses in materials and controls, educational and productivity solutions and digital imaging.

5. Citigroup, Inc. (3.1%) A diversified financial services holding company that provides a broad range of financial services to consumers and corporate customers around the world. Services include investment banking, retail brokerage, corporate banking and cash management products and services.

6. Oracle Corp. (3.1%) Supplies software for enterprise information management. Offers databases and relational servers, application development and decision support, and enterprise business applications.

7. American International Group, Inc. (3.0%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

8. Lucent Technologies, Inc. (2.7%) Designs, builds and delivers a wide range of public and private networks, communications systems and software, and data networking systems. Also designs telephone systems and microelectric components.

9. Pfizer, Inc. (2.5%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

10. Enron Corp. (2.4%) Produces electricity and natural gas, develops, constructs and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.

Top 10 equity holdings comprised 33.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT EQUITY INCOME FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                            1 Year       5 Years       10 Years
-----------------------------------------------------------------
 Select Equity Income       0.55%        17.58%        14.97%
-----------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                  Chase Vista                    Lipper Equity
                 Select Equity      S&P 500       Income Funds
                  Income Fund        Index           Average
1990                10000           10000           10000
1991                11721.3         11757.9         11165.5
1992                13392.6         13403.6         12944.3
1993                15553.5         14640.9         14625.6
1994                16179.9         15420.6         15488.5
1995                17957.6         18106.5         17252.6
1996                22916.8         23569.2         21560.1
1997                27867           29485.6         25340.3
1998                36812.8         41589.7         33956.2
1999                40144.7         50661.2         36475.5
2000                40361.7         55788.7         34925

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Average consists of funds that invest in equity income stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT LARGE CAP EQUITY FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Large Cap Equity Fund, which invests in large US stocks with strong fundamentals, rose 9.89% in the six months ended April 2000, versus the 7.18% return by the S&P 500 Index.

How the Fund Was Managed

The Fund's technology holdings drove performance as Wall Street focused on the New Economy. Technology stocks posted exceptional gains in the closing months of 1999, and continued to rise at a more muted pace in the first quarter of 2000.

Many of the leading technology companies held by the Fund have posted consistently strong revenue growth. They are considered among the more certain winners from the current technology revolution. Network equipment giant Cisco Systems, for example, was one of the leading performers. Another strong contributor was EMC Corp, the data storage group.

Semiconductor stocks were particularly strong. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for semiconductor chips. This led to gains for stocks like Altera, Applied Materials, Intel and Texas Instruments.

The Fund cut its holding in Microsoft ahead of the April antitrust ruling. It used some of the money to invest in new holdings such as ADC
Telecommunications, the voicemail and data communications company. Another stock added to the portfolio earlier in the year was Oracle, the software company.

Compared with technology, other sectors had limited impact. Utilities came in a distant second, with strong performances from AES and Enron. Both have well-managed power businesses, but Enron also has a developing operation in trading broadband telecommunications capacity.

Rising energy prices caused stock price appreciation among many exploration and production companies and energy service companies. The Fund owned BJ Services, an oil services company that benefited from the strong oil price.

Following the extraordinary rises in large cap technology stocks, the Fund made some investments in middle capitalization equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations. Sanmina Corp, a capital goods company that makes components like circuit boards for technology companies, was among the additions.

Where the Fund May Be Headed

The Fund will continue to stick with its discipline of investing in stocks with attractive earnings growth at reasonable valuations. In spite of the recent volatility in technology, the manager will continue to seek the best ideas in this sector. Fears of rate rises may hold equities back in the immediate future, but we remain optimistic about prospects for later in the year.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Technology (35.4%)

Consumer Cyclicals (16.9%)

Financial (12.4%)

Utilities (9.6%)

Health Care (8.9%)

Capital Goods (5.7%)

Energy (5.4%)

Consumer Staples (2.6%)

Transportation (1.3%)

Basic Materials (0.9%)

Consumer Cyclicals  (0.9%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing asset management and insurance. It also owns the National Broadcasting Company.

2. Cisco Systems, Inc. (3.7%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators. Clients include utilities, corporations, universities, governments and small- to medium-size businesses worldwide.

3. Intel Corp. (3.6%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

4. ExxonMobil Corp. (3.1%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. Also manufactures and markets fuels, lubes and chemicals.

5. Microsoft Corp. (3.0%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating systems software, server application software, business and consumer applications software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

6. Wal-Mart Stores, Inc. (3.0%) Operates discount stores and Supercenters, as well as Sam's Clubs. Its Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

7. American International Group, Inc. (2.9%) Writes property and casualty insurance and life insurance, and provides a variety of insurance and insurance-related services through its subsidiaries in the U.S. and overseas.

8. EMC Corp. (2.5%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.

9. Citigroup, Inc. (2.3%) A diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. Services include investment banking, retail brokerage, corporate banking and cash management products and services.

10. Enron Corp. (2.2%) Produces electricity and natural gas, develops, constructs and operates energy facilities worldwide, and delivers both physical commodities and financial and risk management services to customers. It is also developing an intelligent network platform to facilitate online business.

Top 10 equity holdings comprised 31.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                       1 Year       5 Years       10 Years
------------------------------------------------------------
 Select Large Cap
  Equity               9.66%        22.46%        16.50%
------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

              Chase Vista                         Lipper Large-Cap
            Select Large Cap        S&P 500          Core Funds
              Equity Fund            Index             Average
1990            10000               10000             10000
1991            11817.9             11757.9           11620.8
1992            13302.2             13403.6           13381.2
1993            14283.3             14640.9           14640.9
1994            15046.7             15420.6           15582.8
1995            16735.1             18106.5           17440.5
1996            21341.5             23569.2           22319.7
1997            25402.2             29485.6           26601
1998            35822.3             41589.7           36687.4
1999            42042.9             50661.2           43319.5
2000            46070.4             55788.7           49381.2

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Average consists of funds that invest in a blend of both value and growth large-cap stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT LARGE CAP GROWTH FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Large Cap Growth Fund, which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, rose 14.41% in the six months ended April 2000. The Fund strongly outperformed the S&P 500/BARRA Growth Index, which had a return of 10.88%.

How the Fund Was Managed

Technology stocks drove performance in a period when Wall Street focused on exciting prospects for the New Economy. These stocks posted huge gains in the closing months of 1999, and continued to rise at a more muted pace in the first quarter of 2000.

The Fund was invested in many of the blue-chip stocks that make the "plumbing" for the digital economy. Cisco Systems, the network equipment giant, had an exceptionally strong run in the period, and became the stock with the largest market capitalization in the S&P 500. EMC Corp, the data storage group, was another strong performer.

Semiconductor stock prices raced higher, buoyed by burgeoning demand for semiconductor chips. Rapid growth in the Internet, mobile communications and new consumer electronics products is creating unprecedented demand for chips. This led to gains for holdings like Applied Materials, Intel, Texas Instruments and KLA-Tencor, a company that provides yield management solutions for the semiconductor industry.

A few financial stocks also performed well. Brokers Merrill Lynch and Morgan Stanley Dean Witter moved higher, as did Charles Schwab.

Elsewhere, performance was mixed. There were, however, some strong performances from stocks like General Electric, Corning, Walt Disney and Time Warner.

Following the extraordinary rises in large-cap technology stocks, the Fund made some investments in middle capitalization equities. Many of these equities offer compelling earnings growth, yet trade at reasonable valuations. Technical analysis also indicates growing price momentum in this area of the market. Holdings in mid-cap stocks and non-technology sectors helped the Fund limit losses in April when many leading technology shares fell sharply.

Where the Fund May Be Headed

Above trend economic growth, with further rate rises, will dampen prospects for equities in the immediate future, but we remain optimistic about prospects for later in the year. The adviser believes that technology stocks will generate strong performance over the long term.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Consumer Cyclicals  (17.0%)

Cash Equivalents & Short-Term Paper (0.5%)

Technology (51.7%)

Utilities (3.5%)

Capital Goods (6.6%)

Health Care (13.4%)

Consumer Staples (2.2%)

Financial (5.1%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Cisco Systems (6.3%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators. Clients include utilities, corporations, universities, governments and small- to medium-size businesses worldwide.

2. Intel Corp. (6.1%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products and digital imaging products.

3. General Electric Co. (5.7%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing asset management and insurance. It also owns the National Broadcasting Company.

4. Applied Materials, Inc. (5.4%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry. Customers include semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.

5. EMC Corp. (4.8%) Provides enterprise storage systems, software, networks and services. The Company's products store, retrieve, manage, protect and share information from all major computing environments.

6. Novellus Systems, Inc. (4.7%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films. Supplies deposition systems used in the fabrication of integrated circuits.

7. Wal-Mart Stores, Inc. (3.6%) Operates discount stores and Supercenters, as well as Sam's Clubs. Its Wal-Mart discount stores and Supercenters offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

8. Oracle Corp. (3.4%) Supplies software for enterprise information management. Offers databases and relational servers, application development and decision support tools and enterprise business applications.

9. Microsoft Corp. (3.3%) Develops, manufactures, licenses, sells and supports software products. The Company offers operating systems software, server application software, business and consumer applications software, software development tools and Internet and intranet software. It also develops the MSN network of Internet products and services.

10. Amgen, Inc. (2.9%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. It focuses its research on secreted protein and small molecule therapeutics, with emphasis on neuroscience and cancer.

Top 10 equity holdings comprised 46.2% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                     1 Year        5 Years       10 Years
-----------------------------------------------------------
 Select Large Cap
  Growth             23.86%        28.77%        19.77%
-----------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                   Chase Vista                             Lipper Large-Cap
                 Select Large Cap       S&P 500/BARRA        Growth Funds
                   Growth Fund          Growth Index            Average
1990                  10000               10000                 10000
1991                  11425.6             12234                 12060.7
1992                  12844.2             13952.1               13957.5
1993                  14010.6             14521.5               14929
1994                  14505.3             14951.9               16109.6
1995                  17155.9             18077.2               18053.9
1996                  21532               23569.2               23535.5
1997                  24488.7             30750.5               27621
1998                  36848.6             43970.9               39252.8
1999                  49035.2             56878                 50215.4
2000                  60742.5             60289.8               61159.3

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Growth Index contains large U.S. companies with high price-to-book ratios relative to the S&P 500. The Lipper Average consists of funds that invest in large-cap growth stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select New Growth Opportunities Fund, which invests in mid-cap stocks with attractive earnings prospects, rose 23.59% in the six months ended April 2000. This compares favorably relative to the S&P 400 MidCap Index, which increased 21.26% during the period.

How the Fund Was Managed

Mid-cap equities were among the strongest areas of the equity market, as both robust earnings growth and price multiple expansion led to rising stock prices.

Much of the gain was concentrated in the technology sector where growth in electronic communications--whether wireless or high speed broadband-- has led to burgeoning demand for semiconductors. The number of wireless phones worldwide has expanded dramatically in recent years, while there has also been a tremendous build-out of the fixed-wire communications network.

Among the Fund's semiconductor manufacturer stocks were Atmel and Vitesse Semiconductor. KLA-Tencor, a company that provides yield management solutions for the semiconductor industry, also performed well.

Energy stocks contributed to portfolio returns, as both natural gas and oil prices rose. The Fund owned energy-service companies like Cooper Cameron, BJ Services and Global Marine. It also owned two exploration and production stocks, Anadarko Petroleum and Union Pacific Resources. The early April announcement that these two companies would merge was extremely well received by the market, and gave their aggregate price a further boost.

Another area of winning performance was drugs and biotechnology. The stocks of companies with solid earnings growth prospects, and/or promising drug pipelines rose swiftly during the period. Biotechnology stocks did particularly well, as the equity market rewarded companies for taking high levels of risk that might lead to considerable earnings expansion. The Fund held stocks like Biovail, Chiron and Forest Laboratories.

Elsewhere, performance was mixed. Capital goods made a positive contribution, helped by Vishay Intertechnology, which makes components for cell phones. Financials and basic materials lost money.

Where the Fund May Be Headed

The Fund is well positioned in a broad spectrum of mid-cap stocks with rising earnings expectations and strong fundamentals. As a mid-cap Fund, it should also prove fairly resilient to any further volatility in the Nasdaq. In summary, the Fund should benefit from the attractive characteristics of its holdings in the long-term, and may withstand any short-term market instability.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Technology (28.3%)

Consumer Cyclicals (17.5%)

Energy (12.5%)

Financial (10.6%)

Health Care (9.6%)

Cash Equivalents & Short-Term Paper (7.1%)

Utilities (5.4%)

Capital Goods (3.6%)

Basic Materials (4.5%)

Transportation (0.9%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Cooper Cameron Corp. (2.9%) Manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, blowout preventers and assembled systems. Equipment used for oil and gas drilling, production and transmission used in onshore, offshore and subsea applications.

2. Vishay Intertechnology, Inc. (2.4%) Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, diodes and transistors.

3. Altera Corp. (2.3%) Designs, manufactures and markets programmable logic devices and associated development tools. Programmable logic devices are semiconductor integrated circuits that offer on-site programmability to customers.

4. Microchip Technology, Inc. (2.1%) Designs, manufactures and markets 8-bit microcontrollers and related memory products for high-volume embedded control applications. The Company serves the consumer, automotive, communication, office automation and industrial markets.

5. Atmel Corp. (2.1%) Develops, designs, manufactures and markets various non-volatile memory and logic integrated circuits using its proprietary technology.

6. Forest Laboratories Inc., Class A (1.8%) Develops and sells both branded and generic forms of ethical products which require a physician's prescription. Also manufactures non-prescription pharmaceutical products sold over the counter, which are used for the treatment of a wide range of illnesses.

7. Anadarko Petroleum Corp. (1.7%) An independent oil and gas exploration and production company which explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and in Alaska.

8. Union Pacific Resources Group (1.7%) Explores for and produces natural gas, natural gas liquids and crude oil in several major producing basins in the U.S. Canada, Guatemala, Venezuela and other international areas.

9. Health Management Associates, Inc., Class A (1.7%) Operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern U.S.

10. BJ's Wholesale Club, Inc. (1.7%) A merchandise wholesale club chain. Sells brand name food and general merchandise at discounted prices through clubs in the eastern U.S.

Top 10 equity holdings comprised 20.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                        1 Year        5 Years       10 Years
--------------------------------------------------------------
 Select New Growth
  Opportunities         33.73%        17.62%        16.48%
--------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                    Chase Vista                             Lipper Mid-Cap
                  Select New Growth       S&P 400            Growth Funds
                  Opportunities Fund      MidCap Index         Average
1990                   10000               10000               10000
1991                   11955.2             12526.9             11502.8
1992                   14176               15037.7             12985.1
1993                   16678               17215               15508.9
1994                   19005.2             18905.8             16537.4
1995                   20435.8             20754.6             19080.2
1996                   25063.2             26938.3             29041.5
1997                   23150.2             29663               27993.7
1998                   35060.3             43878.9             33979
1999                   34396.8             46698.4             38885.9
2000                   45977.8             57687.1             63991.1

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/00, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Average consists of mid-cap growth funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT SMALL CAP VALUE FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Small Cap Value Fund, which invests in undervalued stocks of financially sound small capitalization companies, rose 21.68% in the six months ended April 30, 2000. This compares favorably relative to the 17.25% return for the S&P 600 Small Cap Index.

How the Fund Was Managed

Technology, capital goods and energy stocks drove performance. Because it has a value style, this fund was not heavily exposed to technology, but it nonetheless gained from the sector's explosive late-1999 rally, and more measured climb in early 2000. It also benefited as small capitalization stocks returned to favor following strong earnings growth.

Many stocks involved in the Internet and communications recorded exceptional gains. Semiconductor stocks like Cree Inc performed well. Demand for semiconductors is rising as the advance of technology spawns a growing number of digital products. Rapid growth in the number of cell phones aided Vishay Intertechnology, a capital goods company that makes components for these phones. Another winning holding was Black Box Communications, the networking equipment stock.

Energy stocks improved as energy prices climbed. The Fund held Louis Dreyfus Natural Gas Corp, the exploration and production company. It also owned two energy-services companies, Atwood Oceanics and Pride International. Energy-services companies gain indirectly because rising energy prices stimulate greater exploration activity.

Healthcare stocks also contributed. King Pharmaceuticals rose following FDA approval to market its heart drug to a wider market.

But the return to favor of small caps led to gains in many areas. Even the basic-materials sector, which was weak in other areas of the equity market, made money. Further, the Fund's small-cap value stock mandate protected it from April's technology stock correction. The Fund rose by just under 1.5% in the month.

Where the Fund May Be Headed

The Fund is well positioned to benefit from the increasing popularity of small cap stocks. Analysts forecast the small-cap universe will continue to report earnings in advance of large caps (as represented by the S&P 500) through 2000 and 2001. Price momentum has already returned to the sector, and it is likely to continue to outperform large caps.

Our optimism is, however, subject to one caveat. If interest rates rise by more than currently anticipated, small-cap stocks could suffer.

CHASE VISTA SELECT SMALL CAP VALUE FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Technology (34.1%)

Consumer Cyclicals (16.9%)

Health Care (15.7%)

Financial (7.8%)

Capital Goods (7.7%)

Energy (6.0%)

Utilities (4.0%)

Cash Equivalents & Short-Term Paper (3.7%)

Basic Materials (1.5%)

Transportation (1.2%)

Consumer Staples (0.7%)

Real Estate (0.7%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Vishay Intertechnology, Inc. (4.5%) Manufactures a broad line of discrete passive electronic components and discrete active electronic components, particularly resistors, capacitors, industors, diodes and transistors.

2. National Computer Systems, Inc. (2.7%) A global information services company which provides software, services and systems for the collection, management, and interpretation of data.

3. Cree, Inc. (2.5%) Develops and manufactures semiconductor materials and electronic devices made from silicon carbide (SiC). Uses proprietary technology to make enabling compound semiconducts such as blue and green light emitting diodes.

4. Hadco Corp. (2.4%) Manufactures electronic interconnect products, which include multilayer rigid printed circuits, backplace assemblies and system assemblies.

5. PRI Automation, Inc. (2.3%) Supplies factory automation systems for semiconductor manufacturers and original equipment suppliers. Offers integrated solutions consisting of factory automation hardware and software that help optimize the material and data flow throughout semiconductor fabrication facilities.

6. Black Box Corp. (2.3%) Worldwide direct marketer and technical service provider of computer communications and networking equipment and services. Offers businesses throughout the world access to numerous computer communications and networking products.

7. BJ's Wholesale Club, Inc. (2.0%) A merchandise wholesale club chain. Sells brand name food and general merchandise at discounted prices through clubs in the eastern U.S.

8. CTS Corp. (1.8%) Designs, manufactures and sells electronic components and custom electronic assemblies. Sells products to original equipment manufacturers primarily in the communications equipment, automotive and computer equipment markets worldwide.

9. King Pharmaceuticals, Inc. (1.8%) Develops and sells primarily branded prescription pharmaceutical products. Markets its products to general/family practitioners and internal medicine physicians and hospitals across the U.S.

10. Varian, Inc. (1.7%) Develops, sells, and services a variety of scientific instruments and vacuum technologies. Supplies analytical and research instruments and related equipment for studying the chemical composition of a range of substances as well as develops nuclear magnetic resonance spectrometers and vacuum products.

Top 10 equity holdings comprised 24.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT SMALL CAP VALUE FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                              1 Year       5 Years       10 Years
-------------------------------------------------------------------
 Select Small Cap Value       5.98%        10.57%        13.79%
-------------------------------------------------------------------

10-Year Performance (4/30/90 to 4/30/00)

[LINE CHART PLOT POINTS]

                       Chase Vista                              Lipper Small-Cap
                     Select Small Cap          S&P 600             Value Funds
                       Value Fund          Small Cap Index           Average
1990                    10000                  10000                10000
1991                    11424.9                10553.4              11112.7
1992                    14019.9                12635.2              13300.1
1993                    17344.9                14891                15288.4
1994                    19776.6                17041.1              17086.1
1995                    22019.5                18066.4              18352.8
1996                    27676.7                24514.2              23503.2
1997                    27533.1                25437.2              25925
1998                    37689.4                37331.2              37122.4
1999                    34335                  31991.3              30745.1
2000                    36392.8                38545.7              34690

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 4/30/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The S&P 600 Small Cap Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Average consists of funds that invest in small capitalization value stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
       As of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select International Equity Fund had a total return of 20.14% for the six months ended April 30, 2000. This compares to a return of 6.84% for the MSCI EAFE Index.

How the Fund Was Managed

The Fund's strong relative performance was primarily driven by the management team's focus on technology, telecommunications and Internet companies as global investors preferred these sectors almost exclusively in markets around the world. Early in the period, the Fund benefited from very good stock selection in Europe, where two-thirds of its assets were invested and where the management team mixed well-known names with smaller "new technology" holdings. The Fund was also helped by having pared back holdings in "new economy" stocks prior to and during the selloff in these issues, thus being able to maintain the performance advantage over its peers that had been built earlier in the period.

In terms of regional, country and currency exposure, the Fund was fairly neutral for most of the reporting period. Early on, there was a slight bias towards Latin America at the expense of Southeast Asia, but the management team later reduced Latin American holdings on the belief that the region's markets would underperform due to rising US interest rates.

Individual stock selection remained the most important factor driving fund management decisions. When the Fund's holdings in new economy stocks were reduced towards the end of the reporting period, these assets were reallocated on a stock-by-stock basis with particular emphasis on large index stocks in Europe that had underperformed but which, in the management team's view, were likely to benefit from the economic growth present in the world economy.

Where the Fund May Be Headed

Moving forward, the management team expects to maintain its neutral regional exposure and focus on individual stock selection. One area of interest is semiconductor stocks in Europe, where tremendous demand is leading to massive shortages and helping to push the stocks of semiconductor producers and equipment manufacturers higher. Further, the management team is bullish about economic growth in Europe and the potential results for exporting companies as a result of the weak Euro.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[PIE CHART PLOT POINTS]

Japan (24.5%)

United Kingdom (20.1%)

France (11.9%)

Switzerland (8.0%)

Germany (7.2%)

Finland (5.9%)

Spain (4.6%)

Sweden (3.9%)

Italy (3.7%)

Netherlands (3.2%)

Brazil (1.9%)

United States (1.1%)

Australia (1.0%)

Other (3.0%)

[END PLOT POINTS]

Top Ten Equity Holdings of the Portfolio

1. Nokia OYJ (3.7%) An international telecommunications company which develops and manufactures mobile phones, networks and systems for cellular and fixed networks.

2. Vodafone AirTouch PLC (3.6%) Provides mobile telecommunications services. It supplies customers with digital and analog cellular telephone, paging and personal communications services.

3. Telefonaktiebolaget LM Ericsson, Class B (2.8%) Develops and produces advanced systems and products for wired and mobile communications in public and private networks. The product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.

4. BP Amoco PLC (2.5%) An oil and petrochemicals company which explores for and produces oil and natural gas; refines, markets and supplies petroleum products; and manufactures and markets chemicals.

5. Total Fina SA, Class B (2.1%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

6. Barclays PLC (1.9%) Offers commercial and investment banking, insurance, financial and related services. Its subsidiary, Barclays Bank plc, operates over 1,900 branches in the United Kingdom. Overall, the Company operates branches in over 60 countries.

7. NTT DoCoMo, Inc. (1.9%) Provides various types of telecommunications services including cellular phones, personal handphone systems, paging, satellite mobile communication and wireless Private Branch Exchange system services.

8. Sonera OYJ (1.8%) Offers telecommunications services, including fixed line and mobile telephone, data communications and networked multimedia services.

9. Credit Commercial de France (1.7%) Provides retail banking, investment banking, fund management and private banking through 195 branches in France, with regional banks operating another 450 branches.

10. SmithKline Beecham PLC (1.6%) Discovers, develops, manufactures and markets pharmaceuticals, vaccines, over the counter medicines and health-related consumer products. Also provides healthcare services, including clinical laboratory testing, disease management and pharmaceutical benefit management.

Top 10 equity holdings comprised 23.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
As of April 30, 2000 (Unaudited)

Average Annual Total Returns

                                                      Since Inception
                           1 Year        5 Years        (5/31/93)
------------------------------------------------------------------------
 Select International
  Equity                   28.35%        14.29%           10.49%
------------------------------------------------------------------------

Life of Fund Performance (5/31/93 to 4/30/00)

[LINE CHART PLOT POINTS]

                      Chase Vista
                 Select International     MSCI EAFE      Lipper International
                       Equity Fund         Index             Funds Average
5/31/93                10000              11248.5             10597
1994                   10605.5            11448.3             11868.1
1995                   10222.4            12123               11780.6
1996                   12245.5            13544.3             13721.5
1997                   12646.1            13461.1             14522.5
1998                   15487.8            16049.9             17530.8
1999                   15529.9            17624.4             18081.1
2000                   19937.5            20124.5             22417.5

[END PLOT POINTS]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 5/31/93, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. The MSCI EAFE Index is a replica of the world's equity markets, excluding the U.S. and Canada. The Lipper Average consists of international stock funds. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the U.S. or other nations. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT SHORT-TERM BOND FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

   Principal
    Amount
    (USD)         Issuer                                                        Value
---------------------------------------------------------------------------------------
Long-Term Investments -- 92.2%
---------------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 3.6%
                  --------------------------------
                  U.S. Treasury Notes & Bonds,
  $       400      4.63%, 12/31/00                                             $ 395
          300      5.88%, 11/15/04                                               292
                  ---------------------------------------------------------------------
                  Total U.S. Treasury Securities                                 687
                  (Cost $697)
                  ---------------------------------------------------------------------
                  U.S. Government Agency Securities -- 15.0%
                  ------------------------------------------
        1,000     Federal Home Loan Bank, 5.50%, 08/13/01                        982
        2,000     Federal National Mortgage Association, 5.75%, 04/15/03       1,925
                  ---------------------------------------------------------------------
                  Total U.S. Government Agency Securities                      2,907
                  (Cost $2,928)
                  ---------------------------------------------------------------------
                  Corporate Notes & Bonds -- 57.5%
                  --------------------------------
                  Automotive -- 9.0%
          600     DaimlerChrysler North America Holding Corp.
                   (Germany), MTN, 6.84%, 10/15/02                               592
          650     General Motors Acceptance Corp., MTN, 8.25%, 02/28/02          658
          500     TRW, Inc., 6.45%, 06/15/01                                     491
                                                                               -----
                                                                               1,741
                  Banking -- 16.3%
          600     Bank of America Corp., 8.38%, 03/15/02                         608
          500     Bank of New York Co., Inc., 7.63%, 07/15/02                    502
          650     Bank One Corp., 8.10%, 03/01/02                                655
          700     First Union Corp, 8.00%, 11/15/02                              706
          700     Norwest Corp., MTN, 5.75%, 02/01/03                            669
                                                                               -----
                                                                               3,140
                  Business Services -- 1.9%
          375     Comdisco, Inc., 5.95%, 04/30/02                                360
                  Diversified -- 2.5%
          500     Tyco International Group, SA (Luxemburg), 6.13%, 06/15/01      491
                  Financial Services -- 9.2%
          750     Household Finance Corp., MTN, FRN, 6.13%, 07/15/12             727
          555     International Lease Finance Corp., MTN, 8.16%, 02/14/02        563
          500     Lehman Brothers Holdings, Inc., MTN, 6.38%, 03/15/01           495
                                                                               -----
                                                                               1,785
                  Insurance -- 5.1%
          750     American General Finance Corp., 5.90%, 01/15/03                717
          375     Conseco, Inc., MTN, 7.60%, 06/21/01                            270
                                                                               -----
                                                                                 987
                  Office/Business Equipment -- 3.4%
          650     Xerox Corp., 8.13%, 04/15/02                                   653
                  Pipelines -- 2.6%
          500     EL Paso Energy Corp., Class B, 6.63%, 07/15/01                 494
                  Retailing -- 2.5%
          500     Kroger Co., Ser. B, 6.34%, 06/01/01                            491

                       See notes to financial statements.

CHASE VISTA SELECT SHORT-TERM BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

   Principal
    Amount
     (USD)        Issuer                                                                  Value
------------------------------------------------------------------------------------------------
Long-Term Investments -- Continued
------------------------------------------------------------------------------------------------
                  Telecommunications -- 3.8%
  $       250     AT&T Capital Corp., MTN, 6.25%, 05/15/01                               $   247
          500     GTE South, Inc., Class B, 7.25%, 08/01/02                                  497
                                                                                         -------
                                                                                             744
                  Utilities -- 1.2%
          250     TXU Eastern Funding (United Kingdom), 6.15%, 05/15/02                      241
                  ------------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                           11,127
                  (Cost $11,377)
                  ------------------------------------------------------------------------------
                  Collateralized Mortgage Obligation -- 2.2%
                  ------------------------------------------
          430     Federal National Mortgage Association, Ser. 1993-250,
                   Class A, 6.15%, 09/25/16                                                  425
                  (Cost $427)
                  Commercial Mortgage Backed Securities -- 2.0%
                  ---------------------------------------------
           89     Credit Suisse First Boston Mortgage Securities Corp.,
                   Ser. 1997-SPCE, Class A, #, 6.65%, 06/20/03                                87
          300     Nationslink Funding Corp., Ser. 1999-SL, Class A2, 6.10%, 12/10/01         294
                  ------------------------------------------------------------------------------
                  Total Commercial Mortgage Backed Securities                                381
                  (Cost $389)
                  ------------------------------------------------------------------------------
                  Asset Backed Securities -- 11.9%
                  --------------------------------
          750     Carco Auto Loan Master Trust, Ser. 1999-1, Class A2,
                   5.78%, 03/15/04                                                           729
          750     Citibank Credit Card Master Trust I, Ser. 1997-2, Class A,
                   6.55%, 02/15/04                                                           740
          500     GE Capital Mortgage Services, Inc., Ser. 1999-HE3,
                   Class A2, 7.00%, 09/25/13                                                 495
          350     Residential Asset Securities Corp., Ser. 1999-KS2,
                   Class A14, 6.80%, 10/25/23                                                342
                  ------------------------------------------------------------------------------
                  Total Asset Backed Securities                                            2,306
                  (Cost $2,369)
------------------------------------------------------------------------------------------------
                  Total Long-Term Investments                                             17,833
                  (Cost $18,187)
------------------------------------------------------------------------------------------------
        Short-Term Investment -- 7.4%
------------------------------------------------------------------------------------------------
                  Repurchase Agreement -- 7.4%
                  ----------------------------
        1,434     Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
                  (Dated 04/28/00, Proceeds $1,435, Secured by FHLMC,
                  $1,492, 6.48%, due 05/15/29; Market Value $1,466)                        1,434
                  (Cost $1,434)
------------------------------------------------------------------------------------------------
                  Total Investments -- 99.6%                                             $19,267
                  (Cost $19,621)
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT INTERMEDIATE BOND FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

   Principal
    Amount
     (USD)        Issuer                                          Value
-----------------------------------------------------------------------
   Long-Term Investments -- 97.5%
-----------------------------------------------------------------------
                  U.S. Treasury Securities -- 34.6%
                  ---------------------------------
                  U.S. Treasury Notes & Bonds,
  $    14,000      4.50%, 09/30/00                              $13,893
        4,500      4.75%, 02/15/04                                4,229
        3,000      4.88%, 03/31/01                                2,956
        8,170      5.25%, 05/31/01                                8,063
       10,000      5.25%, 08/15/03                                9,608
       14,000      5.25%, 05/15/04                               13,350
        3,000      5.25%, 02/15/29                                2,635
        5,300      5.75%, 06/30/01                                5,249
        2,650      5.75%, 08/15/03                                2,583
        3,000      6.13%, 08/15/29                                3,007
        9,000      6.25%, 08/31/02                                8,917
        4,700      6.25%, 02/15/03                                4,652
       21,725      6.50%, 05/31/02                               21,647
        2,600      6.63%, 05/15/07                                2,617
       22,000      8.13%, 08/15/19                               26,434
                  -----------------------------------------------------
                  Total U.S. Treasury Securities                129,840
                  (Cost $130,980)
                  -----------------------------------------------------
                  U.S. Government Agency Securities -- 14.3%
                  ------------------------------------------
        8,000     Federal Home Loan Bank, 4.88%, 01/22/02         7,715
                  Federal Home Loan Mortgage Corp.,
        8,000      5.00%, 01/15/04                                7,424
        3,500      5.13%, 10/15/08                                3,020
                  Federal National Mortgage Association,
        9,800      5.13%, 02/13/04                                9,122
        7,500      5.75%, 04/15/03                                7,220
        3,500      5.88%, 04/23/04                                3,322
        7,000      6.00%, 05/15/08                                6,447
       10,000      6.63%, 09/15/09                                9,539
                  -----------------------------------------------------
                  Total U.S. Government Agency Securities        53,809
                  (Cost $57,218)
                  -----------------------------------------------------
                  Corporate Notes & Bonds -- 32.0%
                  --------------------------------
                  Aerospace -- 0.9%
        3,270     Raytheon Co., #, 7.90%, 03/01/03                3,214
                  Automotive -- 2.3%
        5,000     Ford Motor Credit Co., 6.70%, 07/16/04          4,808
        3,850     TRW, Inc., 6.45%, 06/15/01                      3,781
                                                                -------
                                                                  8,589
                  Banking -- 1.3%
        5,575     U.S. Bank, NA, 5.70%, 12/15/08                  4,793
                  Broadcasting/Cable -- 3.5%
        4,305     Cox Communications, Inc., 7.88%, 08/15/09       4,179
        5,425     Jones Intercable, Inc., 7.63%, 04/15/08         5,190
        4,275     USA Networks, Inc., 6.75%, 11/15/05             3,981
                                                                -------
                                                                 13,350

                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

    Principal
     Amount
      (USD)       Issuer                                                       Value
------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                  Chemicals -- 1.3%
  $     5,000     Rohm & Haas Co., 7.40%, 07/15/09                           $ 4,876
                  Consumer Products -- 1.5%
        5,890     Procter & Gamble Co., 6.60%, 12/15/04                        5,746
                  Financial Services -- 2.0%
                  Lehman Brothers Holdings, Inc.,
        4,675      7.75%, 01/15/05                                             4,678
        3,000      MTN, 6.40%, 08/30/00                                        2,992
                                                                             -------
                                                                               7,670
                  Food/Beverage Products -- 1.0%
        3,975     Coca-Cola Enterprises, 7.13%, 09/30/09                       3,803
                  Insurance -- 1.0%
        6,025     Conseco, Inc., 8.50%, 10/15/02                               3,796
                  Oil & Gas -- 2.2%
        6,150     Amerada Hess Corp., 7.38%, 10/01/09                          5,810
        2,560     PEMEX Finance LTD (Cayman Islands), #, 9.03%, 02/15/11       2,587
                                                                             -------
                                                                               8,397
                  Retailing -- 2.5%
        5,000     SAKS Inc., 7.00%, 07/15/04                                   4,485
        5,175     Wal-Mart Stores, Inc., 6.88%, 08/10/09                       4,967
                                                                             -------
                                                                               9,452
                  Telecommunications -- 5.4%
        7,000     MCI Worldcom Inc., 7.55%, 04/01/04                           6,944
        4,000     Metronet Communications Corp. (Canada), SUB,
                  0.00%, 06/15/03                                              3,192
        6,000     U.S. West Capital Funding, Inc., 6.50%, 11/15/18             5,087
        5,200     Vodafone AirTouch PLC (United Kingdom), #,
                  7.63%, 02/15/05                                              5,176
                                                                             -------
                                                                              20,399
                  Utilities -- 7.1%
        4,000     Cilcorp Inc., 8.70%, 10/15/09                                4,000
        7,000     Empresa Nacional de Electricidad SA (Chile), Ser. B,
                   8.50%, 04/01/09                                             6,833
        6,000     Israel Electronic Corp. (Israel), MTN, #, 8.25%,
                   10/15/09                                                    6,030
        5,000     National Rural Utilities Cooperative Finance Corp.,
                   5.50%, 01/15/05                                             4,599
        5,200     TXU Eastern Funding (United Kingdom), 6.45%, 05/15/05        4,791
                                                                             -------
                                                                              26,253
                  ------------------------------------------------------------------
                  Total Corporate Notes & Bonds                              120,338
                  (Cost $127,009)
                  ------------------------------------------------------------------
                  Residential Mortgage Backed Securities -- 12.5%
                  -----------------------------------------------
                  Collateralized Mortgage Obligations -- 2.6%
        5,000     Federal Home Loan Mortgage Corp., Ser. 2155, Class
                   PC, 6.00%, 11/15/17                                         4,779
        4,200     Federal National Mortgage Association, Ser. 1999-17,
                   Class PC, 6.00%, 12/25/22                                   3,940

                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Principal
   Amount
    (USD)      Issuer                                                            Value
--------------------------------------------------------------------------------------
 Long-Term Investments -- Continued
--------------------------------------------------------------------------------------
               Collateralized Mortgage Obligations -- Continued
 $   1,200     Structured Asset Securities Corp., Ser. 1998-2, Class M2,
               FRN, 6.91%, 02/25/28                                          $  1,201
                                                                             --------
                                                                                9,920
               Mortgage Backed Pass-Through Securities -- 9.9%
               Federal National Mortgage Association,
     3,696      Pool 252435, 6.00%, 05/01/14                                    3,463
     4,303      Pool 323614, 6.50%, 02/01/14                                    4,120
     4,417      Pool 323633, 7.00%, 03/01/29                                    4,227
     7,575      Pool 484753, 6.50%, 03/01/29                                    7,076
     3,978      Pool 503220, 6.00%, 07/01/29                                    3,600
     4,996      Pool 528667, 8.00%, 02/01/30                                    4,989
     4,951      Pool 535218, 7.00%, 03/01/15                                    4,835
     5,000     Government National Mortgage Association, Pool
               508866, 7.50%, 09/15/29                                          4,917
                                                                             --------
                                                                               37,227
               -----------------------------------------------------------------------
               Total Residential Mortgage Backed Securities                    47,147
               (Cost $48,862)
               -----------------------------------------------------------------------
               Commercial Mortgage Backed Security -- 0.2%
               -------------------------------------------
       871     Credit Suisse First Boston Mortgage Securities Corp., Ser.
                1997-SPCE, Class A, #, 6.65%, 06/20/03                            851
                (Cost $871)
               Asset Backed Securities -- 3.9%
               -------------------------------
     4,750     American Express Credit Account Master Trust, Ser.
                1997-1, Class A, 6.40%, 04/15/05                                4,658
     1,700     Citibank Credit Card Master Trust I, Ser. 1997-2, Class A,
                6.55%, 02/15/04                                                 1,677
     5,000     Nomura CBO LTD, Ser. 1997-1, Class A2, FRN, #, 6.67%,
                05/15/09                                                        4,605
     4,000     Standard Credit Card Trust, Ser. 93, 5.95%, 10/07/04             3,832
               -----------------------------------------------------------------------
               Total Asset Backed Securities                                   14,772
               (Cost $15,668)
--------------------------------------------------------------------------------------
               Total Long-Term Investments
               (Cost $380,608)                                                366,757
--------------------------------------------------------------------------------------
     Short-Term Investment -- 1.7%
--------------------------------------------------------------------------------------
               Repurchase Agreement -- 1.7%
               ----------------------------
     6,321     Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
                (Dated 04/28/00, Proceeds $6,324, Secured by FHLMC
                $6,356, 6.48%, due 05/15/29; Market Value $6,452)               6,321
                (Cost $6,321)
--------------------------------------------------------------------------------------
               Total Investments -- 99.2%                                    $373,078
               (Cost $386,929)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT BOND FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Principal
   Amount
    (USD)         Issuer                                                       Value
------------------------------------------------------------------------------------
   Long-Term Investments -- 97.7%
------------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 16.8%
                  ---------------------------------
                  U.S. Treasury Notes & Bonds,
  $       100      6.25%, 08/15/23                                            $  100
        7,500      7.13%, 02/15/23                                             8,278
       13,000      7.63%, 02/15/25                                            15,273
       49,000      8.13%, 08/15/19                                            58,877
       10,000      11.25%, 02/15/15                                           14,631
                  ------------------------------------------------------------------
                  Total U.S. Treasury Securities                              97,159
                  (Cost $97,061)
                  ------------------------------------------------------------------
                  U.S. Government Agency Securities -- 6.6%
                  -----------------------------------------
       15,000     Federal Home Loan Bank, 6.38%, 08/15/06                     14,246
                  Federal National Mortgage Association,
       15,000      6.00%, 05/15/08                                            13,814
       10,000      7.25%, 01/15/10                                             9,970
                  ------------------------------------------------------------------
                  Total U.S. Government Agency Securities                     38,030
                  (Cost $39,188)
                  ------------------------------------------------------------------
                  Foreign Government Security -- 1.3%
                  -----------------------------------
        7,750     Quebec Province (Canada), 6.50%, 01/17/06                    7,364
                  (Cost $7,604)
                  Corporate Notes & Bonds -- 33.2%
                  --------------------------------
                  Aerospace -- 1.1%
        6,700     Raytheon Co., #, 7.90%, 03/01/03                             6,584
                  Automotive -- 2.8%
                  Ford Motor Credit Co.,
        7,400      6.70%, 07/16/04                                             7,117
        9,435      7.38%, 10/28/09                                             9,120
                                                                              ------
                                                                              16,237
                  Banking -- 2.4%
        7,700     Bank of America Corp., 7.80%, 02/15/10                       7,646
        6,722     Korea Development Bank (South Korea),
                  6.50%, 11/15/02                                              6,444
                                                                              ------
                                                                              14,090
                  Broadcasting/Cable -- 1.0%
        5,500     Comcast Corp., 10.25%, 10/15/01                              5,689
                  Diversified -- 0.7%
        4,265     Textron, Inc., 6.38%, 07/15/04                               4,061
                  Financial Services -- 3.3%
        2,050     Associates Corp. of North America, FRN, 6.24%, 06/14/01      2,051
                  Lehman Brothers Holdings Inc.,
        7,750      6.63%, 02/05/06                                             7,300
        9,885      MTN, FRN, 6.38%, 09/04/01                                   9,884
                                                                              ------
                                                                              19,235
                  Insurance -- 1.0%
        9,270     Conseco, Inc., 8.50%, 10/15/02                               5,840

                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

   Principal
    Amount
    (USD)         Issuer                                                        Value
-------------------------------------------------------------------------------------
Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
                  Multi-Media -- 1.5%
  $    10,770     Time Warner Inc., 6.63%, 05/15/29                           $ 8,945
                  Oil & Gas -- 6.1%
       13,850     Amerada Hess Corp., 7.88%, 10/01/29                          12,935
        5,620     PEMEX Finance LTD (Cayman Islands), #, 9.03%, 02/15/11        5,680
       10,200     Valero Energy Corp., #, 6.75%, 12/15/02                       9,878
        6,500     YPF Sociedad Anonima (Argentina), 7.25%, 03/15/03             6,191
                                                                              -------
                                                                               34,684
                  Packaging -- 0.9%
        5,175     Tenneco Packaging, Inc., 8.00%, 04/15/07                      5,141
                  Pipelines -- 1.6%
       10,475     EL Paso Energy Corp., 6.75%, 05/15/09                         9,438
                  Retailing -- 2.4%
        7,500     SAKS Inc., 7.25%, 12/01/04                                    6,741
        7,540     Wal-Mart Stores, Inc., 6.88%, 08/10/09                        7,237
                                                                              -------
                                                                               13,978
                  Telecommunications -- 4.4%
        5,550      Metronet Communications Corp. (Canada), SUB, 0.00%,
                   06/15/03                                                     4,429
        8,450     Sprint Capital Corp., 6.88%, 11/15/28                         7,380
        5,575     U.S. West Capital Funding, Inc., 6.25%, 07/15/05              5,218
        8,000     Vodafone AirTouch PLC (United Kingdom), #, 7.63%,
                   02/15/05                                                     7,963
                                                                              -------
                                                                               24,990
                  Utilities -- 4.0%
        6,000     Cilcorp Inc., 8.70%, 10/15/09                                 5,999
        6,000     Empresa Nacional de Electricidad SA (Chile), Ser. B,
                  8.50%, 04/01/09                                               5,858
        4,650     Israel Electric Corp. (Israel), MTN, #, 7.75%, 12/15/27       4,016
        6,815     TXU Eastern Funding (United Kingdom), 6.15%,
                   05/15/02                                                     6,582
                                                                              -------
                                                                               22,455
                  -------------------------------------------------------------------
                  Total Corporate Notes & Bonds                               191,367
                  (Cost $198,013)
                  -------------------------------------------------------------------
                  Residential Mortgage Backed Securities -- 34.3%
                  -----------------------------------------------
                  Collateralized Mortgage Obligations -- 2.0%
                  Federal National Mortgage Association,
        2,036      Ser. 1993-250, Class A, 6.15%, 09/25/16                      2,011
       10,000      Ser. 1999-17, Class PC, 6.00%, 12/25/22                      9,381
                                                                              -------
                                                                               11,392
                  Mortgage Backed Pass-Through Securities -- 32.3%
                  Federal National Mortgage Association,
       12,699      Pool 252093, 6.50%, 11/01/28                                11,862
       11,444      Pool 252339, 6.00%, 02/01/29                                10,360
        2,310      Pool 252435, 6.00%, 05/01/14                                 2,164
        3,856      Pool 303784, 7.00%, 03/01/11                                 3,767
       25,317      Pool 323633, 7.00%, 03/01/29                                24,224
       22,867      Pool 323645, 7.50%, 03/01/29                                22,417

                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

   Principal
    Amount
     (USD)     Issuer                                                          Value
------------------------------------------------------------------------------------
Long-Term Investments -- Continued
------------------------------------------------------------------------------------
               Mortgage Backed Pass-Through Securities -- Continued
               Federal National Mortgage Association -- Continued
 $   4,642      Pool 323688, 7.50%, 03/01/29                                $  4,551
     6,575      Pool 323714, 7.00%, 04/01/14                                   6,421
     9,232      Pool 484753, 6.50%, 03/01/29                                   8,624
    10,847      Pool 490445, 6.00%, 03/01/29                                   9,820
    11,828      Pool 494272, 6.50%, 04/01/29                                  11,048
     4,870      Pool 503599, 6.50%, 06/01/29                                   4,544
     9,197      Pool 534064, 8.00%, 03/01/30                                   9,183
    22,778      Pool 535052, 6.00%, 11/01/19                                  21,326
               Government National Mortgage Association,
    14,825      Pool 487224, 6.50%, 05/15/29                                  13,885
    12,394      Pool 510285, 7.00%, 08/15/29                                  11,917
    10,060      Pool 527141, 8.00%, 03/15/30                                  10,079
                                                                            --------
                                                                             186,192
               ---------------------------------------------------------------------
               Total Residential Mortgage Backed Securities                  197,584
               (Cost $204,866)
               ---------------------------------------------------------------------
               Commercial Mortgage Backed Security -- 0.5%
               -------------------------------------------
     3,225     Nationslink Funding Corp., Ser. 1999-SL, Class A2, 6.10%,
                12/10/01                                                       3,163
               (Cost $3,225)
               Asset Backed Securities -- 5.0%
               -------------------------------
               MBNA Master Credit Card Trust,
     7,500      Ser. 1999-J, Class A, 7.00%, 02/15/12                          7,277
     8,300      Ser. 1999-M, Class B, 6.80%, 04/16/07                          8,039
     6,500     Nomura CBO LTD, Ser. 1997-1, Class A2, FRN, #, 6.67%,
                05/15/09                                                       5,987
     7,500     Residential Funding Mortgage Securities II, Ser. 2000-
                HI1, Class AI4, 7.79%, 01/25/14                                7,434
               ---------------------------------------------------------------------
               Total Asset Backed Securities                                  28,737
               (Cost $29,828)
------------------------------------------------------------------------------------
               Total Long-Term Investments                                   563,404
               (Cost $579,785)
------------------------------------------------------------------------------------
Short-Term Investments -- 1.7%
------------------------------------------------------------------------------------
               U.S. Treasury Security -- 0.3%
               ------------------------------
     2,000     U.S. Treasury Bill, 5.46%, 06/08/00@                            1,989
               (Cost $1,989)
               Repurchase Agreement -- 1.4%
               ----------------------------
     8,305     Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
               (Dated 04/28/00, Proceeds $8,309, Secured by FHLMC,
               $9,114, 6.50% through 8.00%, due 05/15/15 through
                11/15/29; Market Value $8,473)                                 8,305
               (Cost $8,305)
------------------------------------------------------------------------------------
               Total Short-Term Investments                                   10,294
               (Cost $10,294)
------------------------------------------------------------------------------------
               Total Investments -- 99.4%                                   $573,698
               (Cost $590,079)
------------------------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Short Futures Outstanding
-------------------------
                                                         Original     Notional      Unrealized
  Number                                                 Notional     Value at     Appreciation/
     of                                  Expiration       Value       04/30/00     (Depreciation)
Contracts     Description                   Date          (USD)        (USD)          (USD)
---------------------------------------------------------------------------------------------------
    200       10 Year Treasury Notes      June 2000     $ 19,381     $19,391           $(10)
    400        5 Year Treasury Notes      June 2000       39,315      39,031            284
    300        2 Year Treasury Notes      June 2000       59,499      59,170            329

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT BALANCED FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

Shares        Issuer                                            Value
---------------------------------------------------------------------
  Long-Term Investments -- 96.2%
---------------------------------------------------------------------
              Common Stock -- 56.9%
              ---------------------
              Advertising -- 0.3%
        5     Omnicom Group                                    $ 437
              Airlines -- 0.7%
       44     Southwest Airlines, Inc.                           950
              Automotive -- 0.7%
       10     Ford Motor Co.                                     552
        4     General Motors Corp.                               375
                                                               -----
                                                                 927
              Banking -- 0.9%
       10     Bank of America Corp.                              494
       17     Bank of New York Co., Inc.                         698
                                                               -----
                                                               1,192
              Biotechnology -- 0.5%
       13     Amgen, Inc. *                                      706
              Broadcasting/Cable -- 0.6%
       16     AT&T Corp. -- Liberty Media Group, Class A *       779
              Computer Networks -- 2.1%
       41     Cisco Systems, Inc. *                            2,815
              Computer Software -- 3.0%
       33     Microsoft Corp. *                                2,295
       14     Oracle Corp. *                                   1,151
        8     Symantec Corp. *                                   493
                                                               -----
                                                               3,939
              Computers/Computer Hardware -- 5.1%
       21     Dell Computer Corp. *                            1,053
       14     EMC Corp. *                                      1,889
        7     Hewlett-Packard Co.                                878
       14     International Business Machines Corp.            1,574
        4     Lexmark International Group Inc., Class A *        413
       10     Sun Microsystems, Inc. *                           873
                                                               -----
                                                               6,680
              Consumer Products -- 1.1%
       17     Colgate-Palmolive Co.                              948
        8     Procter & Gamble Co.                               465
                                                               -----
                                                               1,413
              Diversified -- 3.3%
       23     General Electric Co.                             3,553
       17     Tyco International LTD (Bermuda)                   763
                                                               -----
                                                               4,316
              Electronics/Electrical Equipment -- 1.6%
        7     Molex Inc.                                         374
        9     Sanmina Corp. *                                    565
       24     Solectron Corp. *                                1,141
                                                               -----
                                                               2,080
              Financial Services -- 4.6%
        9     American Express Co.                             1,411
       20     Charles Schwab Corp.                               890

                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares       Issuer                                                  Value
---------------------------------------------------------------------------
  Long-Term Investments -- Continued
---------------------------------------------------------------------------
             Financial Services -- Continued
       30    Citigroup, Inc.                                         $1,753
        9    Merrill Lynch & Co., Inc.                                  948
       13    Morgan Stanley Dean Witter & Co.                         1,013
                                                                     ------
                                                                      6,015
             Food/Beverage Products -- 1.5%
        9    Anheuser-Busch Companies, Inc.                             663
       15    Coca-Cola Co.                                              716
       16    PepsiCo, Inc.                                              576
                                                                     ------
                                                                      1,955
             Health Care/Health Care Services -- 1.4%
       14    Guidant Corp. *                                            798
       19    Medtronic, Inc.                                            992
                                                                     ------
                                                                      1,790
             Insurance -- 1.7%
       20    American International Group, Inc.                       2,229
             Internet Services/Software -- 0.9%
       14    America Online, Inc. *                                     820
        3    Yahoo Inc. *                                               410
                                                                     ------
                                                                      1,230
             Metals/Mining -- 0.5%
       10    Alcoa, Inc.                                                668
             Multi-Media -- 1.6%
       22    The Walt Disney Co.                                        957
       13    Time Warner, Inc.                                        1,133
                                                                     ------
                                                                      2,090
             Oil & Gas -- 3.1%
        9    BJ Services Co. *                                          622
        6    Chevron Corp.                                              536
       31    Exxon Mobil Corp.                                        2,382
        9    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                              528
                                                                     ------
                                                                      4,068
             Pharmaceuticals -- 3.2%
       13    Bristol-Myers Squibb Co.                                   661
        8    Johnson & Johnson                                          644
       14    Merck & Co., Inc.                                          987
       29    Pfizer, Inc.                                             1,219
        7    Warner-Lambert Co.                                         751
                                                                     ------
                                                                      4,262
             Retailing -- 5.4%
       14    Best Buy Co., Inc. *                                     1,147
       15    Costco Wholesale Corp. *                                   783
       25    Home Depot, Inc.                                         1,427
       11    Target Corp.                                               706
       41    Wal-Mart Stores, Inc.                                    2,265
       29    Walgreen Co.                                               827
                                                                     ------
                                                                      7,155

                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

 Shares   Issuer                                   Value
--------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------
          Semi-Conductors -- 4.6%
   10     Altera Corp. *                          $  971
   11     Applied Materials, Inc. *                1,100
   22     Intel Corp.                              2,739
    7     Texas Instruments, Inc.                  1,189
                                                  ------
                                                   5,999
          Telecommunications -- 3.7%
   19     AT&T Corp.                                 878
   16     BellSouth Corp.                            764
   10     GTE Corp.                                  657
   18     MCI WorldCom, Inc. *                       818
   22     SBC Communications, Inc.                   965
   13     Sprint Corp. (FON Group)                   812
                                                  ------
                                                   4,894
          Telecommunications Equipment -- 3.0%
   11     ADC Telecommunications, Inc. *             686
   23     Lucent Technologies, Inc.                1,417
    8     Motorola, Inc.                             917
    8     Nortel Networks Corp., (Canada)            951
                                                  ------
                                                   3,971
          Utilities -- 1.8%
    7     AES Corp. *                                657
   24     Enron Corp.                              1,700
                                                  ------
                                                   2,357
          ----------------------------------------------
          Total Common Stock                      74,917
          (Cost $52,724)
          ----------------------------------------------

Principal
 Amount
          U.S. Treasury Securities -- 6.8%
          --------------------------------
          U.S. Treasury Notes & Bonds,
$  425     5.25%, 05/31/01                           419
 3,640     6.25%, 08/15/23                         3,639
 3,430     6.38%, 03/31/01                         3,426
 1,440     6.50%, 08/31/01                         1,437
          ----------------------------------------------
          Total U.S. Treasury Securities           8,921
          (Cost $8,902)
          ----------------------------------------------
          U.S. Government Agency Securities -- 5.2%
          ----------------------------------------------
 2,100    Federal Home Loan Bank, 6.50%, 11/13/09  1,970
          Federal Home Loan Mortgage Corp.,
   500     5.13%, 10/15/08                           431
 1,976     7.00%, 11/01/29                         1,892
          Federal National Mortgage Association,
   600     5.13%, 02/13/04                           558
 1,450     5.75%, 02/15/08                         1,317
   650    Tennessee Valley Authority, 6.75%,
          11/01/25                                   634
          ----------------------------------------------
          Total U.S. Government Agency Securities  6,802
          (Cost $7,081)
          ---------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
Amount          Issuer                                                       Value
-------------------------------------------------------------------------------------
 Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
                Corporate Notes & Bonds -- 16.9%
                --------------------------------
                Aerospace -- 0.7%
 $     1,000    Raytheon Co., 5.95%, 03/15/01                               $  984
                Automotive -- 3.8%
       1,800    DaimlerChrysler North America Holdings Corp., MTN,
                 6.63%, 09/21/01                                             1,776
       1,250    Ford Motor Co., 7.45%, 07/16/31                              1,184
         500    Ford Motor Credit Co., 5.80%, 01/12/09                         436
       2,000    General Motors Acceptance Corp., 5.85%, 01/14/09             1,740
                                                                            ------
                                                                             5,136
                Computers/Computer Hardware -- 1.4%
       1,800    IBM Credit Corp., MTN, 6.35%, 08/30/01                       1,777
                Diversified -- 0.7%
       1,000    Textron, Inc., 6.38%, 07/15/04                                 952
                Financial Services -- 3.9%
         600    Goldman Sachs Group, Inc., 6.65%, 05/15/09                     546
       1,595    International Lease Finance Corp., MTN, 8.35%, 02/04/02      1,622
       1,680    Merrill Lynch & Co., Inc., MTN, 5.71%, 01/15/02              1,634
       1,500    Wisconsin Michigan Investment Corp., MTN, #, 6.94%,
                 12/01/28                                                    1,302
                                                                            ------
                                                                             5,104
                Insurance -- 1.5%
         900    Allstate Corp., 7.20%, 12/01/09                                848
         300    American General Finance Corp., MTN, 6.04%, 07/02/01           297
       1,000    MBIA, Inc., 6.63%, 10/01/28                                    831
                                                                            ------
                                                                             1,976
                Machinery & Engineering Equipment -- 1.6%
       1,800    Caterpillar Financial Services Corp., MTN, 5.89%,
                 06/17/02                                                    1,744
         465    Caterpillar, Inc., 6.63%, 07/15/28                             399
                                                                            ------
                                                                             2,143
                Oil & Gas -- 0.6%
         800    Conoco, Inc., 5.90%, 04/15/04                                  757
                Retailing -- 0.4%
         500    Dayton-Hudson Corp., 6.40%, 02/15/03                           486
                Telecommunications -- 0.4%
         500    AT&T Corp., 5.63%, 03/15/04                                    467
                Utilities -- 1.9%
       1,800    Baltimore Gas & Electric Co., MTN, 6.90%, 02/01/05           1,752
         800    National Rural Utilities Cooperative Finance Corp.,
                 5.50%, 01/15/05                                               736
                                                                            ------
                                                                             2,488
                ---------------------------------------------------------------------
                Total Corporate Notes & Bonds                               22,270
                (Cost $22,985)
                ---------------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Principal
Amount         Issuer                                                      Value
-----------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------
               Residential Mortgage Backed Securities -- 10.4%
               -----------------------------------------------
               Mortgage Backed Pass-Through Securities -- 10.4%
    $1,393     Federal Home Loan Mortgage Corp., Gold Pool C32996,
                7.00%, 11/01/29                                         $  1,333
     3,227     Federal National Mortgage Association, Pool 323614,
                6.50%, 02/01/14                                            3,091
               Government National Mortgage Association,
     1,700      Pool 423130, 8.50%, 10/15/29                               1,730
     3,100      Pool 487057, 6.50%, 03/15/29                               2,903
     2,223      Pool 513746, 7.00%, 08/15/29                               2,138
     2,633      Pool 516070, 6.50%, 09/15/29                               2,466
               --------------------------------------------------------------------
               Total Residential Mortgage Backed Securities               13,661
               (Cost $14,030)
-----------------------------------------------------------------------------------
               Total Long-Term Investments                               126,571
               (Cost $105,722)
-----------------------------------------------------------------------------------
   Short-Term Investment -- 3.5%
-----------------------------------------------------------------------------------
               Repurchase Agreement -- 3.5%
               ----------------------------
     4,586     Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                (Dated 04/28/00, Proceeds $4,588, Secured by FHLMC,
                $4,660, 8.00%, due 05/15/15; Market Value $4,682)          4,586
               (Cost $4,586)
-----------------------------------------------------------------------------------
               Total Investments -- 99.7%                               $131,157
               (Cost $110,308)
-----------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT EQUITY INCOME FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares       Issuer                                        Value
--------------------------------------------------------------------
   Long-Term Investments -- 95.4%
--------------------------------------------------------------------
               Common Stock -- 95.4%
               ---------------------
               Automotive -- 2.1%
       126     Ford Motor Co.                               $6,885
        83     General Motors Corp.                          7,780
                                                            ------
                                                            14,665
               Banking -- 1.8%
       316     Bank of New York Co., Inc.                   12,985
               Chemicals -- 1.9%
        60     Dow Chemical Co.                              6,826
       134     E.I. DuPont de Nemours Co.                    6,361
                                                            ------
                                                            13,187
               Computer Networks -- 2.4%
       242     Cisco Systems, Inc. *                        16,777
               Computer Software -- 6.4%
       142     Computer Associates International, Inc.       7,911
       221     Microsoft Corp. *                            15,387
       273     Oracle Corp. *                               21,823
                                                            ------
                                                            45,121
               Computers/Computer Hardware -- 5.7%
        80     Hewlett-Packard Co.                          10,760
       267     International Business Machines Corp.        29,826
                                                            ------
                                                            40,586
               Consumer Products -- 2.3%
       123     Gillette Co.                                  4,533
       103     Philip Morris Companies, Inc.                 2,248
       155     Procter & Gamble Co.                          9,253
                                                            ------
                                                            16,034
               Diversified -- 4.2%
       188     General Electric Co.                         29,556
               Financial Services -- 9.8%
        92     American Express Co.                         13,836
       371     Citigroup, Inc.                              22,033
        56     J.P. Morgan & Co.                             7,215
        93     Merrill Lynch & Co., Inc.                     9,490
       223     Morgan Stanley Dean Witter & Co.             17,131
                                                            ------
                                                            69,705
               Food/Beverage Products -- 4.7%
       114     Anheuser-Busch Companies, Inc.                8,051
       135     Coca-Cola Co.                                 6,353
       128     PepsiCo, Inc.                                 4,678
       388     Sysco Corp.                                  14,614
                                                            ------
                                                            33,696
               Insurance -- 3.0%
       197     American International Group, Inc.           21,619
               Machinery & Engineering Equipment -- 1.8%
       250     Dover Corp.                                  12,698
               Manufacturing -- 0.7%
        87     Honeywell International, Inc.                 4,889

                       See notes to financial statements.

CHASE VISTA SELECT EQUITY INCOME FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares       Issuer                                                  Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
             Multi-Media -- 0.8%
      125    The Walt Disney Co.                                    $5,414
             Oil & Gas -- 5.8%
      119    BP Amoco PLC, ADR (United Kingdom)                      6,071
      111    Chevron Corp.                                           9,423
      164    Exxon Mobil Corp.                                      12,710
      182    Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                          10,442
       33    Schlumberger LTD                                        2,504
                                                                    ------
                                                                    41,150
             Paper/Forest Products -- 0.5%
       90    International Paper Co.                                 3,296
             Pharmaceuticals -- 12.0%
      228    Abbott Laboratories                                     8,768
      164    American Home Products Corp.                            9,237
      205    Bristol-Myers Squibb Co.                               10,734
      175    Eli Lilly & Co.                                        13,553
       80    Johnson & Johnson                                       6,575
      133    Merck & Co., Inc.                                       9,271
      414    Pfizer, Inc.                                           17,457
      201    Pharmacia Corp.                                        10,052
                                                                    ------
                                                                    85,647
             Real Estate Investment Trust -- 0.7%
      250    Beacon Capital Partners, Inc. #                         5,125
       11    Beacon Capital Partners, Voting Trust #-                   --
       45    Cypress Voting Trust #-                                    --
                                                                    ------
                                                                     5,125
             Retailing -- 3.8%
       75    Costco Wholesale Corp. *                                4,055
      149    Home Depot, Inc.                                        8,342
      264    Wal-Mart Stores, Inc.                                  14,630
                                                                    ------
                                                                    27,027
             Semi-Conductors -- 8.8%
      264    Intel Corp.                                            33,504
      176    Texas Instruments, Inc.                                28,650
                                                                    ------
                                                                    62,154
             Telecommunications -- 7.3%
      185    AT&T Corp.                                              8,656
      119    Bell Atlantic Corp.                                     7,057
      169    BellSouth Corp.                                         8,248
       99    GTE Corp.                                               6,707
      159    MCI WorldCom, Inc. *                                    7,204
      323    SBC Communications, Inc.                               14,147
                                                                    ------
                                                                    52,019
             Telecommunications Equipment -- 4.2%
      311    Lucent Technologies, Inc.                              19,359
       90    Motorola, Inc.                                         10,680
                                                                    ------
                                                                    30,039
             Utilities -- 4.7%
      217    DQE, Inc.                                               8,308
      138    Duke Energy Corp.                                       7,906

                       See notes to financial statements.

CHASE VISTA SELECT EQUITY INCOME FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares           Issuer                                                 Value
------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------------------
                Utilities -- Continued
       247      Enron Corp.                                             $17,241
                                                                        -------
                                                                         33,455
------------------------------------------------------------------------------------
                Total Long-Term Investments                             676,844
                (Cost $590,173)
------------------------------------------------------------------------------------
  Short-Term Investment -- 4.8%
------------------------------------------------------------------------------------
  Principal
  Amount
                Repurchase Agreement -- 4.8%
                ----------------------------
   $33,838      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00
                 (Dated 04/28/00, Proceeds $33,854, Secured by FHLMC,
                 $35,106, 6.25% through 6.48%, due 04/15/29 through
                 05/15/29; Market Value $34,516)                         33,838
                (Cost $33,838)
------------------------------------------------------------------------------------
                Total Investments -- 100.2%                             710,682
                (Cost $624,011)
------------------------------------------------------------------------------------

                       See notes to financial statements.

-------------------------------------------------------------------------------
       CHASE VISTA SELECT LARGE CAP EQUITY FUND
       Portfolio of Investments
-------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares       Issuer                                           Value
--------------------------------------------------------------------------
   Long-Term Investments -- 99.4%
--------------------------------------------------------------------------
               Common Stock -- 99.4%
               ---------------------
               Advertising -- 0.6%
        17     Omnicom Group                                   $1,539
               Airlines -- 1.3%
       153     Southwest Airlines, Inc.                         3,318
               Automotive -- 1.2%
        35     Ford Motor Co.                                   1,936
        14     General Motors Corp.                             1,348
                                                               ------
                                                                3,284
               Banking -- 1.6%
        35     Bank of America Corp.                            1,738
        60     Bank of New York Co., Inc.                       2,447
                                                               ------
                                                                4,185
               Biotechnology -- 0.9%
        44     Amgen, Inc. *                                    2,467
               Broadcasting/Cable -- 1.0%
        55     AT&T Corp.-Liberty Media Group, Class A *        2,735
               Computer Networks -- 3.7%
       142     Cisco Systems, Inc. *                            9,831
               Computer Software -- 5.2%
       115     Microsoft Corp. *                                8,014
        50     Oracle Corp. *                                   4,029
        28     Symantec Corp. *                                 1,736
                                                               ------
                                                               13,779
               Computers/Computer Hardware -- 8.9%
        73     Dell Computer Corp. *                            3,674
        48     EMC Corp. *                                      6,613
        23     Hewlett-Packard Co.                              3,105
        49     International Business Machines Corp.            5,523
        12     Lexmark International Group Inc., Class A *      1,463
        33     Sun Microsystems, Inc. *                         3,057
                                                               ------
                                                               23,435
               Consumer Products -- 1.9%
        58     Colgate-Palmolive Co.                            3,313
        27     Procter & Gamble Co.                             1,628
                                                               ------
                                                                4,941
               Diversified -- 5.7%
        79     General Electric Co.                            12,439
        58     Tyco International LTD (Bermuda)                 2,678
                                                               ------
                                                               15,117
               Electronics/Electrical Equipment -- 2.8%
        24     Molex Inc.                                       1,308
        33     Sanmina Corp. *                                  1,988
        85     Solectron Corp. *                                3,988
                                                               ------
                                                                7,284
               Financial Services -- 8.0%
        33     American Express Co.                             4,937
        70     Charles Schwab Corp.                             3,106
       103     Citigroup, Inc.                                  6,128
        33     Merrill Lynch & Co., Inc.                        3,313

                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

   Shares     Issuer                                                  Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Financial Services -- Continued
       46     Morgan Stanley Dean Witter & Co.                       $3,557
                                                                     ------
                                                                     21,041
              Food/Beverage Products -- 2.6%
       33     Anheuser-Busch Companies, Inc.                          2,329
       53     Coca-Cola Co.                                           2,503
       55     PepsiCo, Inc.                                           2,018
                                                                     ------
                                                                      6,850
              Health Care/Health Care Services -- 2.4%
       49     Guidant Corp. *                                         2,794
       67     Medtronic, Inc.                                         3,464
                                                                     ------
                                                                      6,258
              Insurance -- 2.9%
       71     American International Group, Inc.                      7,788
              Internet Services/Software -- 1.6%
       48     America Online, Inc. *                                  2,871
       11     Yahoo Inc. *                                            1,459
                                                                     ------
                                                                      4,330
              Metals/Mining -- 0.9%
       36     Alcoa, Inc.                                             2,348
              Multi-Media -- 2.8%
       78     The Walt Disney Co.                                     3,359
       44     Time Warner, Inc.                                       3,966
                                                                     ------
                                                                      7,325
              Oil & Gas -- 5.4%
       31     BJ Services Co. *                                       2,185
       22     Chevron Corp.                                           1,890
      107     Exxon Mobil Corp.                                       8,324
       32     Royal Dutch Petroleum Co., N.Y. Registered Shares
               (Netherlands)                                          1,847
                                                                     ------
                                                                     14,246
              Pharmaceuticals -- 5.7%
       44     Bristol-Myers Squibb Co.                                2,311
       27     Johnson & Johnson                                       2,248
       50     Merck & Co., Inc.                                       3,447
      101     Pfizer, Inc.                                            4,266
       23     Warner-Lambert Co.                                      2,658
                                                                     ------
                                                                     14,930
              Retailing -- 9.5%
       50     Best Buy Co., Inc. *                                    4,021
       51     Costco Wholesale Corp. *                                2,741
       89     Home Depot, Inc.                                        4,987
       37     Target Corp.                                            2,469
      143     Wal-Mart Stores, Inc.                                   7,908
      103     Walgreen Co.                                            2,886
                                                                     ------
                                                                     25,012
              Semi-Conductors -- 7.9%
       33     Altera Corp. *                                          3,415
       38     Applied Materials, Inc. *                               3,859
       75     Intel Corp.                                             9,562
       26     Texas Instruments, Inc.                                 4,153
                                                                     ------
                                                                     20,989

                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares  Issuer                                    Value
--------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
--------------------------------------------------------------------------------------
          Telecommunications -- 6.5%
  66      AT&T Corp.                                                     $ 3,074
  55      BellSouth Corp.                                                  2,678
  34      GTE Corp.                                                        2,297
  63      MCI WorldCom, Inc. *                                             2,865
  77      SBC Communications, Inc.                                         3,369
  46      Sprint Corp. (FON Group)                                         2,835
                                                                         -------
                                                                          17,118
          Telecommunications Equipment -- 5.3%
  40      ADC Telecommunications, Inc. *                                   2,406
  80      Lucent Technologies, Inc.                                        4,950
  27      Motorola, Inc.                                                   3,200
  30      Nortel Networks Corp., (Canada)                                  3,341
                                                                         -------
                                                                          13,897
          Utilities -- 3.1%
  26      AES Corp. *                                                      2,293
  85      Enron Corp.                                                      5,931
                                                                         -------
                                                                           8,224
--------------------------------------------------------------------------------------
          Total Long-Term Investments                                    262,271
          (Cost $211,239)
--------------------------------------------------------------------------------------
  Short-Term Investment -- 0.9%
--------------------------------------------------------------------------------------
  Principal
  Amount
                Repurchase Agreement -- 0.9%
                ----------------------------
$   2,480       Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                 (Dated 04/28/00, Proceeds $2,481, Secured by FHLMC,
                 $2,573, 6.25%, due 04/15/29; Market Value $2,530)         2,480
                (Cost $2,480)
--------------------------------------------------------------------------------------
                Total Investments -- 100.3%                             $264,751
                (Cost $213,719)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

-------------------------------------------------------------------------------
       CHASE VISTA SELECT LARGE CAP GROWTH FUND
       Portfolio of Investments
-------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares       Issuer                                        Value
------------------------------------------------------------------------
   Long-Term Investments -- 95.9%
------------------------------------------------------------------------
               Common Stock -- 95.9%
               ---------------------
               Biotechnology -- 2.8%
       494     Amgen, Inc. *                               $27,677
               Computer Networks -- 6.1%
       873     Cisco Systems, Inc. *                        60,546
               Computer Software -- 6.4%
       447     Microsoft Corp. *                            31,192
       407     Oracle Corp. *                               32,521
                                                           -------
                                                            63,713
               Computers/Computer Hardware -- 10.8%
       357     Dell Computer Corp. *                        17,897
       328     EMC Corp. *                                  45,614
       208     International Business Machines Corp.        23,198
       225     Sun Microsystems, Inc. *                     20,727
                                                           -------
                                                           107,436
               Consumer Products -- 1.9%
       249     Gillette Co.                                  9,216
       160     Procter & Gamble Co.                          9,516
                                                           -------
                                                            18,732
               Diversified -- 6.3%
       347     General Electric Co.                         54,593
       181     Tyco International LTD (Bermuda)              8,292
                                                           -------
                                                            62,885
               Electronics/Electrical Equipment -- 1.1%
       200     Molex Inc.                                   10,994
               Financial Services -- 4.9%
       490     Charles Schwab Corp.                         21,802
       122     Merrill Lynch & Co., Inc.                    12,403
       189     Morgan Stanley Dean Witter & Co.             14,481
                                                           -------
                                                            48,686
               Food/Beverage Products -- 2.1%
       205     Coca-Cola Co.                                 9,627
       308     PepsiCo, Inc.                                11,296
                                                           -------
                                                            20,923
               Health Care/Health Care Services -- 0.4%
        77     Medtronic, Inc.                               3,978
               Multi-Media -- 3.8%
       474     The Walt Disney Co.                          20,546
       196     Time Warner, Inc.                            17,621
                                                           -------
                                                            38,167
               Pharmaceuticals -- 9.7%
       177     Bristol-Myers Squibb Co.                      9,301
       162     Eli Lilly & Co.                              12,546
       118     Johnson & Johnson                             9,737
       228     Merck & Co., Inc.                            15,870
       575     Pfizer, Inc.                                 24,226
       187     Pharmacia Corp.                               9,316
       138     Warner-Lambert Co.                           15,706
                                                           -------
                                                            96,702

                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares     Issuer                                       Value
-------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------
             Restaurants/Food Services -- 1.5%
      432    Tricon Global Restaurants, Inc. *          $14,732
             Retailing -- 9.2%
       90    Best Buy Co., Inc.*                          7,284
      394    Costco Wholesale Corp.,                     21,321
      177    Gap, Inc.                                    6,503
      388    Home Depot, Inc.                            21,765
      618    Wal-Mart Stores, Inc.                       34,202
                                                        -------
                                                         91,075
             Semi-Conductors --19.7%
      506    Applied Materials, Inc. *                   51,553
      461    Intel Corp.                                 58,461
      312    KLA-Tencor Corp. *                          23,361
      677    Novellus Systems, Inc. *                    45,174
      114    Texas Instruments, Inc.                     18,592
                                                        -------
                                                        197,141
             Telecommunications -- 3.4%
      403    AT&T Corp.                                  18,825
       84    Nextel Communications, Inc., Class A *       9,226
       86    Sprint Corp. (FON Group)                     5,278
                                                        -------
                                                         33,329
             Telecommunications Equipment -- 5.8%
       83    ADC Telecommunications, Inc. *               5,065
      107    JDS Uniphase Corp. *                        11,069
      322    Lucent Technologies, Inc.                   20,032
      186    Nortel Networks Corp., (Canada)             21,059
                                                        -------
                                                         57,225
-------------------------------------------------------------------
             Total Long-Term Investments                953,941
             (Cost $646,083)
-------------------------------------------------------------------
  Short-Term Investment -- 0.5%
-------------------------------------------------------------------
  Principal
  Amount
             Repurchase Agreement -- 0.5%
             ------------------------------------------------------
   $4,998    Greenwich Capital Markets, Inc., 5.80%,
              due 05/01/00, (Dated 04/28/00,
              Proceeds $5,000, Secured by FHLMC,
              $5,195, 7.50%, due 04/15/29;
              Market Value $5,101)
             (Cost $4,998)                                4,998
-------------------------------------------------------------------
             Total Investments -- 96.4%                $958,939
             (Cost $651,081)
-------------------------------------------------------------------

                       See notes to financial statements.

-------------------------------------------------------------------------------
       CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
       Portfolio of Investments
-------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares       Issuer                                             Value
----------------------------------------------------------------------------
   Long-Term Investments -- 92.9%
----------------------------------------------------------------------------
               Common Stock -- 92.9%
               ---------------------
               Advertising -- 1.6%
        61     True North Communications                         $2,512
               Apparel -- 1.2%
        61     Jones Apparel Group, Inc. *                        1,811
               Automotive -- 0.6%
        63     Tower Automotive, Inc. *                             984
               Banking -- 3.3%
        49     Cullen/Frost Bankers, Inc.                         1,210
        45     SouthTrust Corp.                                   1,074
        40     TCF Financial Corp.                                  935
        44     Zions Bancorp.                                     1,826
                                                                 ------
                                                                  5,045
               Biotechnology -- 1.3%
        45     Chiron Corp. *                                     2,036
               Broadcasting/Cable -- 3.0%
        40     AT&T Corp. - Liberty Media Group, Class A *        1,997
        30     Comcast Corp., Class A *                           1,202
        65     USA Networks, Inc. *                               1,495
                                                                 ------
                                                                  4,694
               Business Services -- 4.9%
        70     ACNielsen Corp. *                                  1,614
        40     Affiliated Computer Services, Inc., Class A *      1,325
        55     American Management Systems, Inc. *                2,035
        60     Concord EFS, Inc. *                                1,343
        37     Manpower Inc.                                      1,321
                                                                 ------
                                                                  7,638
               Chemicals -- 2.2%
        50     Cytec Industries, Inc.*                            1,506
        90     Wellman, Inc.                                      1,924
                                                                 ------
                                                                  3,430
               Computer Software -- 6.8%
         9     Allaire Corp. *                                      501
        31     Computer Associates International, Inc.            1,719
        16     Electronic Arts, Inc. *                              968
       155     Informix Corp. *                                   1,705
        30     Rational Software Corp. *                          2,554
        34     Symantec Corp. *                                   2,123
        24     Synopsys, Inc. *                                   1,008
                                                                 ------
                                                                 10,578
               Computers/Computer Hardware -- 1.1%
        32     Electronics For Imaging, Inc. *                    1,672
               Electronics/Electrical Equipment -- 8.2%
        40     Amphenol Corp., Class A *                          2,550
        35     PerkinElmer, Inc.                                  1,916
        40     Sanmina Corp. *                                    2,403
        62     Sensormatic Electronics Corp. *                    1,035
        19     Symbol Technologies, Inc.                          1,070
        45     Vishay Intertechnology, Inc. *                     3,774
                                                                 ------
                                                                 12,748

                       See notes to financial statements.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                               Value
--------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------
              Entertainment/Leisure -- 2.0%
       61     Harrah's Entertainment, Inc. *                      $1,254
      145     Park Place Entertainment Corp. *                     1,858
                                                                  ------
                                                                   3,112
              Financial Services -- 3.2%
       43     A.G. Edwards, Inc.                                   1,618
       50     Knight/Trimark Group, Inc., Class A *                1,884
       17     Lehman Brothers Holdings, Inc.                       1,395
                                                                  ------
                                                                   4,897
              Health Care/Health Care Services -- 2.5%
      166     Health Management Associates, Inc., Class A *        2,646
       17     Stryker Corp.                                        1,222
                                                                  ------
                                                                   3,868
              Insurance -- 4.1%
       50     AXA Financial, Inc.                                  1,631
       43     Radian Group, Inc.                                   2,190
       60     Reliastar Financial Corp.                            2,584
                                                                  ------
                                                                   6,405
              Internet Services/Software -- 0.7%
       23     Lycos, Inc. *                                        1,070
              Machinery & Engineering Equipment -- 2.2%
       39     Dover Corp.                                          1,982
       25     Zebra Technologies Corp., Class A *                  1,425
                                                                  ------
                                                                   3,407
              Manufacturing -- 1.4%
       55     Pentair, Inc.                                        2,104
              Metals/Mining -- 0.7%
      116     Freeport-McMoRan Copper & Gold, Inc., Class B *      1,117
              Oil & Gas -- 10.4%
       62     Anadarko Petroleum Corp.                             2,693
       25     BJ Services Co. *                                    1,756
       60     Cooper Cameron Corp. *                               4,500
       90     Global Marine, Inc. *                                2,160
       65     Tosco Corp.                                          2,084
      140     Union Pacific Resources Group                        2,686
                                                                  ------
                                                                  15,879
              Paper/Forest Products -- 1.6%
       15     Temple-Inland, Inc.                                    752
       44     Willamette Industries                                1,680
                                                                  ------
                                                                   2,432
              Pharmaceuticals -- 5.8%
       52     Biovail Corp. International (Canada) *               2,494
       34     Forest Laboratories Inc., Class A *                  2,858
       48     King Pharmaceuticals, Inc. *                         2,370
        8     MedImmune, Inc. *                                    1,280
                                                                  ------
                                                                   9,002
              Pipelines -- 2.2%
       27     Columbia Energy Group                                1,694
       41     El Paso Energy Corp.                                 1,743
                                                                  ------
                                                                   3,437

                       See notes to financial statements.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                                       Value
--------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
--------------------------------------------------------------------------------------
          Restaurants/Food Services -- 1.4%
  70      Brinker International, Inc. *                                  $ 2,231
          Retailing -- 2.8%
  74      BJ's Wholesale Club, Inc. *                                      2,622
  65      Ethan Allen Interiors, Inc.                                      1,735
                                                                         -------
                                                                           4,357
          Semi-Conductors -- 10.0%
  35      Altera Corp. *                                                   3,579
  39      ASM Lithography Holding NV (Netherlands) *                       1,560
  65      Atmel Corp. *                                                    3,181
  17      KLA-Tencor Corp. *                                               1,273
  53      Microchip Technology, Inc. *                                     3,258
  35      Vitesse Semiconductor Corp. *                                    2,382
                                                                         -------
                                                                          15,233
          Shipping/Transportation -- 0.9%
  27      C.H. Robinson Worldwide, Inc.                                    1,350
          Telecommunications -- 1.9%
  15      Nextlink Communications, Class A *                               1,265
  27      U.S. Cellular Corp. *                                            1,621
                                                                         -------
                                                                           2,886
          Telecommunications Equipment -- 1.4%
  24      Comverse Technology, Inc. *                                      2,141
          Utilities -- 3.5%
  48      AGL Resources, Inc.                                                840
  50      Alliant Energy Corp.                                             1,500
  35      American Water Works, Inc.                                         794
  35      Energy East Corp.                                                  731
  62      Scana Corp.                                                      1,604
                                                                         -------
                                                                           5,469
--------------------------------------------------------------------------------------
          Total Long-Term Investments                                    143,545
          (Cost $115,521)
--------------------------------------------------------------------------------------
   Short-Term Investment -- 7.1%
--------------------------------------------------------------------------------------
  Principal
  Amount
                Repurchase Agreement -- 7.1%
                ----------------------------
$   11,008      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                 (Dated 04/28/00, Proceeds $11,013, Secured by FHLMC,
                 $11,180, 8.00%, due 05/15/15; Market Value $11,232)      11,008
                (Cost $11,008)
--------------------------------------------------------------------------------------
                Total Investments -- 100.0%                             $154,553
                (Cost $126,529)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT SMALL CAP VALUE FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares      Issuer                                        Value
-----------------------------------------------------------------------
   Long-Term Investments -- 96.6%
-----------------------------------------------------------------------
              Common Stock -- 96.6%
              ---------------------
              Advertising -- 2.4%
       20     Catalina Marketing Corp. *                   $2,015
       80     The Interpublic Group of Companies, Inc.      3,278
       89     True North Communications                     3,682
                                                           ------
                                                            8,975
              Aerospace -- 0.6%
      159     AAR Corp.                                     2,396
              Automotive -- 1.0%
      101     Lithia Motors, Inc., Class A *                1,610
      145     Tower Automotive, Inc. *                      2,267
                                                           ------
                                                            3,877
              Banking -- 5.5%
       78     Amcore Financial, Inc.                        1,555
       58     Chittenden Corp.                              1,541
       97     City National Corp.                           3,560
       94     Commerce Bancorp., Inc.                       3,730
      152     Cullen/Frost Bankers, Inc.                    3,750
       57     Investors Financial Services Corp.            4,635
      108     Trustmark Corp.                               1,985
                                                           ------
                                                           20,756
              Biotechnology -- 0.7%
       41     Inhale Therapeutic Systems, Inc. *            2,534
              Broadcasting/Cable -- 0.9%
      100     Westwood One, Inc. *                          3,538
              Business Services -- 4.1%
       60     CSG Systems International, Inc. *             2,781
      150     Iron Mountain, Inc. *                         5,247
      114     On Assignment, Inc. *                         3,574
      220     Profit Recovery Group International *         3,858
                                                           ------
                                                           15,460
              Catering -- 0.0%
        1     Morrison Management Specialists, Inc.             1
              Chemicals -- 1.5%
      160     Spartech Corp.                                5,560
              Computer Networks -- 3.5%
      113     Black Box Corp. *                             8,725
      113     Micros Systems, Inc. *                        4,543
                                                           ------
                                                           13,268
              Computer Software -- 6.0%
       31     Accrue Software, Inc. *                         744
       66     Advent Software, Inc. *                       3,439
       31     Allaire Corp. *                               1,679
       99     FileNET Corp. *                               2,899
      201     National Computer Systems Inc.               10,360
       61     RSA Security, Inc. *                          3,562
                                                           ------
                                                           22,683
              Computers/Computer Hardware -- 1.0%
      138     Cybex Computer Products Corp. *               3,770

                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                        Value
---------------------------------------------------------------------
   Long-Term Investments -- Continued
---------------------------------------------------------------------
              Construction -- 1.2%
       88     Dycom Industries Inc. *                      $4,579
              Construction Materials -- 1.3%
      100     Dal-Tile International Inc. *                   975
      120     Elcor Corp.                                   3,825
                                                           ------
                                                            4,800
              Electronics/Electrical Equipment -- 14.6%
       71     Amphenol Corp., Class A *                     4,552
      175     Artesyn Technologies, Inc. *                  4,250
      112     CTS Corp.                                     7,050
      109     Hadco Corp. *                                 8,997
       50     National Instruments Corp. *                  2,413
      107     PerkinElmer, Inc.                             5,836
       79     Technitrol, Inc.                              5,352
      206     Vishay Intertechnology, Inc. *               17,274
                                                           ------
                                                           55,724
              Engineering Services -- 0.5%
       55     Jacobs Engineering Group, Inc. *              1,722
              Entertainment/Leisure -- 1.2%
       16     Cinar Corp., Class B (Canada) * ##               63
      156     Station Casinos, Inc. *                       4,437
                                                           ------
                                                            4,500
              Financial Services -- 0.6%
       18     SEI Investments Co.                           2,173
              Food/Beverage Products -- 0.7%
      106     Performance Food Group Co. *                  2,796
              Health Care/Health Care Services -- 11.8%
      139     Cooper Companies, Inc.                        4,687
      109     Datascope Corp.                               3,624
      328     Hooper Holmes, Inc.                           5,696
      180     MedQuist, Inc. *                              6,389
      133     Mentor Corp.                                  2,360
      149     Molecular Devices Corp. *                     6,396
       54     Patterson Dental Co. *                        2,606
      183     Province Healthcare Co. *                     5,273
       95     Varian Medical Systems, Inc. *                3,808
      157     Ventana Medical Systems, Inc. *               4,425
                                                           ------
                                                           45,264
              Insurance -- 1.8%
       73     Arthur J. Gallagher & Co.                     2,719
       62     Brown & Brown, Inc.                           2,490
       57     Delphi Financial Group, Inc., Class A *       1,656
                                                           ------
                                                            6,865
              Machinery & Engineering Equipment -- 4.8%
       79     Cognex Corp. *                                4,505
      111     PRI Automation, Inc. *                        8,842
       83     Zebra Technologies Corp., Class A *           4,714
                                                           ------
                                                           18,061
              Oil & Gas -- 6.0%
       65     Atwood Oceanics *                             3,959
      129     Louis Dreyfus Natural Gas *                   3,623

                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares   Issuer                                      Value
----------------------------------------------------------------
   Long-Term Investments -- Continued
----------------------------------------------------------------
           Oil & Gas -- Continued
   284     Pride International, Inc. *               $ 6,432
    74     St. Mary Land & Exploration Co.             2,498
   100     Triton Energy LTD (Cayman Islands)          3,640
   135     Vintage Petroleum, Inc.                     2,682
                                                     -------
                                                      22,834
           Pharmaceuticals -- 3.1%
   200     Advance Paradigm, Inc. *                    2,500
    41     IDEC Pharmaceuticals Corp. *                2,650
   136     King Pharmaceuticals, Inc. *                6,717
                                                     -------
                                                      11,867
           Real Estate Investment Trust -- 0.7%
    86     Alexandria Real Estate Equities             2,752
           Restaurants/Food Services -- 1.7%
   256     Jack in the Box, Inc. *                     6,279
           Retailing -- 5.7%
   135     Ames Department Stores, Inc. *              2,427
   216     BJ's Wholesale Club, Inc. *                 7,668
   312     Chico's FAS, Inc. *                         5,605
    88     Pacific Sunwear of California, Inc. *       3,011
   219     Wild Oats Markets, Inc. *                   2,897
                                                     -------
                                                      21,608
           Semi-Conductors -- 7.3%
   131     Actel Corp. *                               4,821
    67     Cree, Inc. *                                9,719
    59     Dallas Semiconductor Corp.                  2,516
    68     Semtech Corp. *                             4,603
   180     Varian, Inc. *                              6,540
                                                     -------
                                                      28,199
           Shipping/Transportation -- 1.2%
    93     C.H. Robinson Worldwide, Inc.               4,670
           Telecommunications -- 2.0%
   111     ITC Deltacom, Inc. *                        3,662
   191     Price Communications Corp. *                3,868
                                                     -------
                                                       7,530
           Telecommunications Equipment -- 1.2%
    50     Comverse Technology, Inc. *                 4,459
           Utilities -- 2.0%
   107     AGL Resources, Inc.                         1,869
    85     American States Water Co.                   2,546
    80     Laclede Gas Co.                             1,564
    73     Northwest Natural Gas Co.                   1,599
                                                     -------
                                                       7,578
----------------------------------------------------------------
           Total Long-Term Investments               367,078
           (Cost $297,763)
----------------------------------------------------------------

                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Principal
  Amount        Issuer                                                      Value
--------------------------------------------------------------------------------------
  Short-Term Investment -- 3.7%
--------------------------------------------------------------------------------------
                Repurchase Agreement -- 3.7%
                -----------------------------
   $14,169      Greenwich Capital Markets, Inc., 5.80%, due 05/01/00,
                 (Dated 04/28/00, Proceeds $14,176, Secured by FHLMC
                 and FNMA, $40,757, 1.60% through 7.50%, due
                 02/25/24 through 11/15/29; Market Value $14,457)        $ 14,169
                (Cost $14,169)
--------------------------------------------------------------------------------------
                Total Investments -- 100.3%                              $381,247
                (Cost $311,932)
--------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
       CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
       Portfolio of Investments
--------------------------------------------------------------------------------

       As of April 30, 2000 (unaudited)
       (Amounts in Thousands)

  Shares      Issuer                                               Value
------------------------------------------------------------------------------
   Long-Term Investments -- 98.4%
------------------------------------------------------------------------------
              Common Stock -- 97.3%
              ---------------------
              Australia -- 0.9%
      161     Foster's Brewing Group LTD                          $  405
      187     Lang Corp., LTD *                                      871
       90     News Corp., LTD                                      1,142
                                                                  ------
                                                                   2,418
              Belgium -- 0.2%
        4     Ubizen *                                               516
              Brazil -- 1.9%
      184     Centrais Eletricas Brasileiras SA, ADR               1,366
        3     Tele Norte Leste Participacoes SA, ADR                  60
       29     Telecomunicacoes Brasileiras SA, ADR, Preferred      3,416
                                                                  ------
                                                                   4,842
              Finland -- 5.8%
       46     Comptel OYJ                                          1,042
      164     Nokia OYJ                                            9,441
       13     Satama Interactive OYJ *                               158
       82     Sonera OYJ                                           4,506
                                                                  ------
                                                                  15,147
              France -- 11.7%
       10     Alcatel SA                                           2,419
       10     AXA                                                  1,545
        1     Bouygues SA -- New*                                    130
        3     Bouygues SA                                          1,951
       55     CNP Assurances                                       1,606
       30     Credit Commercial de France+                         4,341
       21     France Telecom SA                                    3,210
        2     Havas Advertising                                      860
       37     Lagardere SCA                                        2,512
        6     Pinault-Printemps-Redoute SA                         1,115
       14     STMicroelectronics NV *                              2,640
       36     Total Fina SA, Class B                               5,425
       28     Vivendi                                              2,736
                                                                  ------
                                                                  30,490
              Germany -- 6.0%
        5     BKN International AG *                                 258
        7     CE Consumer Electronic AG                            1,213
        1     CE Consumer Electronic AG -- New*                      108
       68     Commerzbank AG                                       2,566
       52     Deutsche Telekom AG                                  3,321
        1     Intershop Communication AG *                           423
       14     Ision Internet AG *                                    899
      109     Kamps AG                                             3,565
        6     Rational AG *                                          224
       20     Siemens AG                                           3,010
                                                                  ------
                                                                  15,587
              Ireland -- 0.9%
       84     Bank of Ireland                                        568
      337     Green Property PLC *                                 1,736
                                                                  ------
                                                                   2,304

                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares      Issuer                                              Value
----------------------------------------------------------------------------
   Long-Term Investments -- Continued
----------------------------------------------------------------------------
              Italy -- 3.6%
      300     Autogrill SPA                                      $2,866
      215     Banca Fideuram SPA                                  3,213
        3     Freedomland-Internet Television Network SPA *         227
      180     Telecom Italia Mobile SPA                           1,723
       98     Telecom Italia SPA                                  1,373
                                                                 ------
                                                                  9,402
              Japan -- 24.2%
       81     Asahi Bank LTD                                        390
       84     Bank of Tokyo-Mitsubishi LTD                        1,084
       74     Dai Nippon Printing Co., LTD                        1,255
       65     Dai-Ichi Kangyo Bank LTD                              539
       81     Daiwa Securities Group, Inc.                        1,237
        1     East Japan Railway Co.                                586
       10     Fanuc LTD                                           1,047
        2     Fast Retailing Co., LTD                               749
      211     Fujikura LTD                                          943
       43     Fujisawa Pharmaceutical Co.                         1,611
       48     Fujitsu LTD                                         1,360
        2     Fujitsu Support & Service, Inc.                       296
        2     Fujitsu Support & Service, Inc. -- New*               232
       43     Hitachi LTD                                           513
       30     Hitachi Maxell                                        786
       16     Honda Motor Co., LTD                                  715
       22     Hoya Corp.                                          2,239
       61     Industrial Bank of Japan LTD                          502
       16     Ito-Yokado Co., LTD                                 1,168
        1     Japan Tobacco, Inc.                                   883
       83     Kaneka Corp. +                                      1,068
       32     KAO Corp. +                                           974
        5     Konami Co., LTD                                       305
        5     Konami Co., LTD -- New*                               292
        4     Mabuchi Motor Co., LTD                                473
       46     Matsushita Electric Industrial Co., LTD             1,217
      101     Minebea Co., LTD                                    1,234
       90     Mitsubishi Corp.                                      783
       45     Mitsubishi Estate Co., LTD                            506
       14     Murata Manufacturing Co., LTD +                     2,721
       73     NEC Corp.                                           1,987
      363     Nippon Steel Corp.                                    816
      438     Nippon Suisan Kaisha LTD                              644
        1     Nippon Telegraph & Telephone Corp.                  2,021
       15     Nitto Denko Corp.                                     588
        1     NTT Data Corp.                                        613
        1     NTT DoCoMo, Inc. +                                  4,811
       15     Omron Corp.                                           408
       12     Orix Corp.                                          1,712
      208     Osaka Gas Co., LTD                                    568
       60     Ricoh Corp., LTD                                    1,266
        4     Rohm Co., LTD                                       1,340
       49     Sanwa Bank LTD                                        473
        5     Seven-Eleven Japan Co., LTD                           615
       91     Sharp Corp.                                         1,756
        5     Softbank Corp.                                      1,255

                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares  Issuer                                                Value
-------------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------------
          Japan -- Continued
    8     Sony Corp.                                           $  919
    8     Sony Corp. -- New*                                      925
   60     Sumitomo Bank LTD                                       750
  118     Sumitomo Chemical Co., LTD                              587
  117     Sumitomo Trust & Banking                                855
   20     Takeda Chemical Industries +                          1,316
   13     Tokyo Electron LTD                                    2,118
  194     Toshiba Corp.                                         1,881
   52     Toyota Motor Corp.                                    2,584
   10     Trend Micro Inc. *                                    1,499
  339     UBE Industries LTD                                      737
                                                               ------
                                                               62,752
          Mexico -- 0.8%
  400     Alfa SA, Class A *                                    1,237
  950     Grupo Elektra SA                                        928
                                                               ------
                                                                2,165
          Netherlands -- 3.1%
   11     Gucci Group NV                                          944
   48     Koninklijke Philips Electronics NV                    2,157
   51     Royal Dutch Petroleum Co.                             2,946
   40     VNU NV                                                2,118
                                                               ------
                                                                8,165
          Portugal -- 0.4%
   46     Banco Espirito Santo SA                               1,057
          Singapore -- 0.1%
  133     DBS Land LTD                                            188
          South Africa -- 0.5%
  206     Dimension Data Holdings LTD *                         1,355
          Spain -- 4.5%
  182     Amadeus Global Travel Distribution SA, Class A *      2,253
   38     Bankinter SA                                          1,825
  113     Continente SA                                         1,763
   95     Endesa SA                                             2,054
   91     Fomento de Construcciones y Contratas SA              1,866
   92     Telefonica SA                                         2,061
                                                               ------
                                                               11,822
          Sweden -- 3.8%
   12     Framtidsfabriken AB *                                   201
   51     Skandia Forsakrings AB                                2,425
   82     Telefonaktiebolaget LM Ericsson, Class B              7,272
                                                               ------
                                                                9,898
          Switzerland -- 7.9%
   31     ABB LTD *                                             3,486
   12     Charles Voegele Holding AG *                          2,265
    1     Compagnie Financiere Richemont, Class A               2,435
   13     Credit Suisse Group                                   2,434
    6     Distefora Holding AG *                                2,017
   22     Fantastic Corp. *                                       410
    1     Nestle SA                                             2,583
    2     Novartis AG                                           2,968

                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

Shares    Issuer                                             Value
----------------------------------------------------------------------
   Long-Term Investments -- Continued
----------------------------------------------------------------------
          Switzerland -- Continued
     1    PubliGroupe SA                                   $ 1,044
     6    Sia Abrasives Holding AG *                           861
                                                           -------
                                                            20,503
          Thailand -- 0.1%
    87    Electricity Generating Public Co., LTD               106
    10    PTT Exploration & Production Public Co., LTD,
          Foreign Shares*                                       51
                                                           -------
                                                               157
          United Kingdom -- 19.8%
    80    AstraZeneca Group PLC                              3,380
   188    Barclays PLC +                                     4,843
   729    BP Amoco PLC +                                     6,327
   146    British Aerospace PLC                                899
   218    British Telecom PLC                                3,925
   119    Cable & Wireless PLC                               1,979
    17    Filtronic PLC                                        467
    94    Glaxo Wellcome PLC                                 2,918
   140    Hanson PLC                                         1,034
   222    HSBC Holdings PLC                                  2,470
    92    Kingfisher PLC                                       760
   124    Laporte PLC                                        1,018
 1,984    Laporte PLC, Class B *                                16
   497    Legal & General Group PLC                          1,302
   142    Marconi Electronic Systems PLC                     1,777
    15    NXT PLC *                                            273
    32    PowderJect Pharmaceuticals PLC *                     223
    68    Sema Group PLC                                     1,097
   302    SmithKline Beecham PLC                             4,157
   504    Tesco PLC                                          1,728
 2,008    Vodafone AirTouch PLC                              9,254
    99    WPP Group PLC                                      1,605
                                                           -------
                                                            51,452
          United States -- 1.1%
    30    LHS Group, Inc. *                                  1,166
     6    Uproar LTD. *                                         76
    20    Uproar LTD. # *                                      248
    35    Viatel, Inc. *                                     1,339
                                                           -------
                                                             2,829
----------------------------------------------------------------------
          Total Common Stock                               253,049
          (Cost $207,836)
----------------------------------------------------------------------
          Preferred Stock -- 1.1%
          -----------------------
          Germany--1.1%
     4    Marschollek Lautenschlaeger und Partner AG         2,122
     1    SAP AG                                               772
----------------------------------------------------------------------
          Total Preferred Stock                              2,894
          (Cost $1,738)
----------------------------------------------------------------------
          Convertible Preferred Stock--0.0%
          ---------------------------------
          Australia -- 0.0%
    16    Lang Corp., LTD, 6.00%, 12/30/04                      77
          (Cost $68)

                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of April 30, 2000 (unaudited)
(Amounts in Thousands)

  Shares    Issuer                                                   Value
------------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------------
            Option -- 0.0%
            --------------
            Australia -- 0.0%
      8     Lang Corp., LTD, Expires 12/30/04                     $      6
            (Cost $6)
            Warrant -- 0.0%
            ---------------
            Germany -- 0.0%
      1     Muenchener Rueckversicherungs-Gesellschaft AG,
            Expires 06/03/02                                            38
            (Cost $0)
            Redeemable Unsecured Loan Stock -- 0.0%
            ----------------------------------------
            Malaysia -- 0.0%
 10,000     Sunway Building Technology, BHD, 3.00%, 07/30/01*           25
            (Cost $40)

  Principal
  Amount
   (DEM)
            Convertible Bond -- 0.0%
            ------------------------
            Germany -- 0.0%
  96        DaimlerChrysler AG, 5.75%, 06/15/02                         43
            (Cost $56)
------------------------------------------------------------------------------
            Total Investments -- 98.4%                            $256,132
            (Cost $209,744)
------------------------------------------------------------------------------

Long Futures Outstanding
------------------------
                                                                  Original     Notional
  Number                                                          Notional     Value at     Unrealized
     of                                            Expiration       Value      04/30/00     Depreciation
Contracts     Description                             Date          (USD)       (USD)       (USD)
--------------------------------------------------------------------------------------------------------
     64       All Ordinaries Stock Price Index      June 2000     $3,043       $2,926       ($ 117)

                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

Summary of Investments by Industry, April 30, 2000

Industry                             % of Investment Securities
---------------------------------------------------------------
Telecommunications                             19.3%
Banking                                         9.6%
Electronics/Electrical Equipment                8.0%
Pharmaceuticals                                 6.5%
Telecommunications Equipment                    6.0%
Oil & Gas                                       5.8%
Financial Services                              4.7%
Retailing                                       3.7%
Food/Beverage Products                          3.5%
Construction                                    2.9%
Diversified                                     2.9%
Semi-Conductors                                 2.4%
Internet Services/Software                      2.2%
Insurance                                       2.2%
Other (below 2%)                               20.3%
---------------------------------------------------------------
Total                                         100.0%
---------------------------------------------------------------

Index:
*     -- Non-Income producing security.
#     -- Security may only be sold to qualified institutional buyers.
##    -- Security is considered illiquid, and may be difficult to sell.
@     -- All or a portion of this security is segregated for futures.
+     -- All or a portion of this security is segregated for forward foreign currency contracts.
~     -- Security fair valued by, or at the direction of, the Board of Trustees.
ADR   -- American Depositary Receipt.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Corporation.
FRN   -- Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect at April 30, 2000.
MTN   -- Medium Term Note.
SUB   -- Step-up Bond. The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect at April
         30, 2000.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES As of April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                     Short-Term   Intermediate      Bond     Balanced
                                     Bond Fund     Bond Fund        Fund       Fund
-----------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) .................. $19,267      $373,078       $573,698    $131,157
    Cash ............................     167             1            348           1
    Other assets ....................       3            13             23           6
    Receivables:
     Interest and dividends .........     265         5,269          7,171         737
     Variation margin on
     futures contracts ..............      --            --             71          --
     Fund shares sold ...............      --            55            404          --
-----------------------------------------------------------------------------------------
       Total Assets .................  19,702       378,416        581,715     131,901
-----------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ......................      --            --            634          --
     Fund shares redeemed ...........     209            83            306          --
     Dividends ......................      94         1,761          3,065         216
    Accrued liabilities (Note 2)
     Investment advisory fees .......       2            94            144          54
     Administration fees ............       2            44             72          15
     Shareholder servicing fees .....       1            78            120          27
     Custodian fees .................       9            22             39          20
     Other ..........................      34           178            139          51
-----------------------------------------------------------------------------------------
       Total Liabilities ............     351         2,260          4,519         383
-----------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital .................  20,191       400,653        618,984      73,730
    Accumulated distributions in
    excess of net investment
    income ..........................     (33)          (95)          (175)        (59)
    Accumulated net realized
    gain (loss) on investments
    and futures transactions ........    (453)      (10,551)       (25,835)     36,998
    Net unrealized appreciation/
    (depreciation) of investments
    and futures contracts ...........    (354)      (13,851)       (15,778)     20,849
-----------------------------------------------------------------------------------------
       Total Net Assets ............. $19,351      $376,156       $577,196    $131,518
-----------------------------------------------------------------------------------------
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): .....................   1,888        39,819         15,437       3,894
   Net asset value, redemption
   and offering price per share ..... $ 10.25      $   9.45       $  37.39    $  33.77
-----------------------------------------------------------------------------------------
   Cost of investments .............. $19,621      $386,929       $590,079    $110,308
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of April 30, 2000 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                       Equity
                                       Income    Large Cap     Large Cap
                                         Fund   Equity Fund   Growth Fund
----------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) ..................  $710,682   $264,751      $958,939
    Cash ............................         1          1            --
    Other assets ....................        28          5            21
    Receivables:
     Investment securities sold .....        --         --       179,779
     Interest and dividends .........       592        135           357
     Fund shares sold ...............        --         --            64
----------------------------------------------------------------------------
       Total Assets .................   711,303    264,892      1,139,160
----------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ......................        --         --       143,648
     Fund shares redeemed ...........       850        505            --
     Dividends ......................       275         --            --
    Accrued liabilities (Note 2)
     Investment advisory fees .......       238         87           328
     Administration fees ............        89         33            90
     Shareholder servicing fees .....       149         55            74
     Custodian fees .................        35         39            90
     Other ..........................       190         99           171
----------------------------------------------------------------------------
       Total Liabilities ............     1,826        818       144,401
----------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital .................   557,863    186,285       389,842
    Accumulated distributions in
    excess of net investment
    income ..........................    (1,402)       (66)         (437)
    Accumulated net realized
    gain on investments .............    66,345     26,823       297,496
    Net unrealized appreciation
    of investments ..................    86,671     51,032       307,858
----------------------------------------------------------------------------
       Total Net Assets .............  $709,477   $264,074      $994,759
----------------------------------------------------------------------------
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): .....................    27,504      7,004        20,066
   Net asset value, redemption
   and offering price per share .....  $  25.80   $  37.70      $  49.57
----------------------------------------------------------------------------
   Cost of investments ..............  $624,011   $213,719      $651,081
----------------------------------------------------------------------------

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of April 30, 2000 (unaudited)

(Amounts in Thousands, Except Per Share Amounts)

                                           New Growth
                                          Opportunities    Small Cap  International
                                              Fund         Value Fund   Equity Fund
-------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) ........................ $154,553        $381,247     $256,132
    Cash ..................................       --               1        1,026
    Foreign currency (Cost $4,361)(a)             --              --        4,351
    Other assets ..........................        4              17           14
    Receivables:
     Variation margin on futures
     contracts ............................       --              --           50
     Investment securities sold ...........       --           1,302        5,258
     Interest and dividends ...............       70              66          752
     Fund shares sold .....................      230              --          849
-------------------------------------------------------------------------------------
       Total Assets .......................  154,857         382,633      268,432
-------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ............................       --           1,150        7,248
     Fund shares redeemed .................       82           1,015           16
     Open forward foreign currency
     contracts ............................       --              --          557
    Accrued liabilities (Note 2)
     Investment advisory fees .............       19             197           45
     Administration fees ..................       14              33           24
     Shareholder servicing fees ...........       --              55           --
     Custodian fees .......................       34              22          114
     Other ................................      102             110          153
-------------------------------------------------------------------------------------
       Total Liabilities ..................      251           2,582        8,157
-------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital .......................   95,846         244,583      180,762
    Accumulated undistributed/
    (distributions in excess of) net
    investment income .....................      (66)           (239)       1,376
    Accumulated net realized gain
    on investments and futures
    transactions ..........................   30,802          66,392       32,386
    Net unrealized appreciation of
    investments, futures contracts and
    foreign currency transactions .........   28,024          69,315       45,751
-------------------------------------------------------------------------------------
       Total Net Assets ................... $154,606        $380,051     $260,275
-------------------------------------------------------------------------------------
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): ...........................    4,320           7,952        6,937
   Net asset value, redemption and
   offering price per share ............... $  35.79        $  47.79     $  37.52
-------------------------------------------------------------------------------------
   Cost of investments .................... $126,529        $311,932     $209,744
-------------------------------------------------------------------------------------

(a) Includes foreign currency segregated for open futures contracts.

                      See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                       Short-Term   Intermediate       Bond       Balanced
                                       Bond Fund     Bond Fund         Fund         Fund
--------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ............................ $ --         $   --         $    --      $   380
    Interest ............................  643         11,883          20,576        1,943
--------------------------------------------------------------------------------------------
      Total investment income ...........  643         11,883          20,576        2,323
--------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ............   26            565             903          361
    Administration fees .................   16            282             452          108
    Shareholder servicing fees ..........   17            314             495          113
    Custodian fees ......................   21             46              72           46
    Printing and postage ................    1             15              15            3
    Professional fees ...................   21             18              24           19
    Registration expenses ...............    1              6               9            4
    Transfer agent fees .................   11              9               6            5
    Trustees' fees ......................    1              9              15            4
    Other ...............................    3             11              23            7
--------------------------------------------------------------------------------------------
      Total expenses ....................  118          1,275           2,014          670
--------------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) .......   33             65              83           33
    Less earnings credits (Note 2E) .....    1              2              17           11
    Less expense reimbursements
    (Note 2G) ...........................   11             --              --           --
--------------------------------------------------------------------------------------------
     Net expenses .......................   73          1,208           1,914          626
--------------------------------------------------------------------------------------------
      Net investment income .............  570         10,675          18,662        1,697
--------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments ........................  (74)        (5,194)        (13,621)      37,017
     Futures transactions ...............  (33)            --            (674)          --
    Change in net unrealized
    appreciation/depreciation of:
     Investments ........................ (251)        (4,147)         (2,179)     (31,009)
     Futures contracts ..................   --             --             712           --
--------------------------------------------------------------------------------------------
    Net realized and unrealized
    gain (loss) on investments .......... (358)        (9,341)        (15,762)       6,008
--------------------------------------------------------------------------------------------
    Net increase in net assets from
    operations .......................... $212         $1,334         $ 2,900      $ 7,705
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)

(Amounts in Thousands)

                                               Equity
                                               Income      Large Cap      Large Cap
                                                Fund      Equity Fund    Growth Fund
--------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ................................. $ 4,214      $   865       $  2,295
    Interest .................................   1,554          224            840
--------------------------------------------------------------------------------------
      Total investment income ................   5,768        1,089          3,135
--------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .................   1,516          483          1,976
    Administration fees ......................     568          181            741
    Shareholder servicing fees ...............     616          206            823
    Custodian fees ...........................      65           70            126
    Printing and postage .....................      12            5              7
    Professional fees ........................      26           19             35
    Registration expenses ....................      10           10             25
    Transfer agent fees ......................       4           12              5
    Trustees' fees ...........................      19            6             25
    Other ....................................      16           12             22
--------------------------------------------------------------------------------------
      Total expenses .........................   2,852        1,004          3,785
--------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) ............     133           40            810
    Less earnings credits (Note 2E) ..........       1            1              2
--------------------------------------------------------------------------------------
     Net expenses ............................   2,718          963          2,973
--------------------------------------------------------------------------------------
      Net investment income ..................   3,050          126            162
--------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain on investments .........  66,875       21,537        298,149
    Change in net unrealized
    appreciation/depreciation of
    investments .............................. (18,576)       1,266       (168,754)
--------------------------------------------------------------------------------------
    Net realized and unrealized
    gain on investments ......................  48,299       22,803        129,395
--------------------------------------------------------------------------------------
    Net increase in net assets from
    operations ............................... $51,349      $22,929       $129,557
--------------------------------------------------------------------------------------

                      See notes to financial statements.

STATEMENT OF OPERATIONS For the six months ended April 30, 2000 (unaudited)

(Amounts in Thousands)

                                             New Growth
                                            Opportunities    Small Cap  International
                                                Fund        Value Fund   Equity Fund
---------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ................................ $   381         $   938      $ 1,321
    Interest ................................     223             833           50
    Foreign taxes withheld ..................      --              --         (126)
---------------------------------------------------------------------------------------
      Total investment income ...............     604           1,771        1,245
---------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ................     460           1,175        1,304
    Administration fees .....................     106             271          196
    Shareholder servicing fees ..............     120             300          225
    Custodian fees ..........................      55              54          163
    Printing and postage ....................       5               7            5
    Professional fees .......................      15              20           33
    Registration expenses ...................       3               4            1
    Transfer agent fees .....................       9               5            8
    Trustees' fees ..........................       4               9            7
    Other ...................................       7              15           14
---------------------------------------------------------------------------------------
      Total expenses ........................     784           1,860        1,956
---------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) ...........     561             218        1,415
    Less earnings credits (Note 2E) .........      --               1           --
---------------------------------------------------------------------------------------
     Net expenses ...........................     223           1,641          541
---------------------------------------------------------------------------------------
      Net investment income .................     381             130          704
---------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments ............................  30,807          58,696       33,628
     Futures transactions ...................      --              --          357
     Foreign currency transactions ..........      --              --       (1,544)
    Change in net unrealized
    appreciation/depreciation of:
     Investments ............................  (1,419)         11,673       10,647
     Futures contracts ......................      --              --          (69)
     Foreign currency transactions ..........      --              --          777
---------------------------------------------------------------------------------------
    Net realized and unrealized
    gain on investments .....................  29,388          70,369       43,796
---------------------------------------------------------------------------------------
    Net increase in net assets
    from operations ......................... $29,769         $70,499      $44,500
---------------------------------------------------------------------------------------

                      See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                             Short-Term Bond Fund    Intermediate Bond Fund         Bond Fund
                                                             ---------------------   -----------------------  ---------------------
                                                              11/1/99       Year       11/1/99       Year      11/1/99     Year
                                                              Through      Ended       Through       Ended     Through     Ended
                                                              4/30/00     10/31/99     4/30/00     10/31/99    4/30/00   10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................................... $   570     $ 1,272     $ 10,675     $ 20,421   $ 18,662   $ 36,224
 Net realized loss on investments and futures transactions ..    (107)       (342)      (5,194)      (5,108)   (14,295)   (11,695)
 Change in unrealized appreciation/depreciation
 of investments and futures contracts .......................    (251)       (155)      (4,147)     (14,140)    (1,467)   (24,502)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations ...................     212         775        1,334        1,173      2,900         27
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ......................................    (572)     (1,272)     (10,706)     (20,421)   (18,674)   (36,223)
 Net realized gain on investment transactions ...............      --         (99)          --       (5,181)        --     (7,910)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders ......................    (572)     (1,371)     (10,706)     (25,602)   (18,674)   (44,133)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ................................   3,239       2,535       37,336       66,231     38,856     98,531
 Dividends reinvested .......................................      --          98           14        4,982          6      7,747
 Cost of shares redeemed ....................................  (5,180)     (5,684)     (28,265)     (23,684)   (65,692)   (32,034)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) from capital share transactions ......  (1,941)     (3,051)       9,085       47,529    (26,830)    74,244
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ..................  (2,301)     (3,647)        (287)      23,100    (42,604)    30,138
NET ASSETS:
 Beginning of period ........................................  21,652      25,299      376,443      353,343    619,800    589,662
-----------------------------------------------------------------------------------------------------------------------------------
 End of period .............................................. $19,351     $21,652     $376,156     $376,443   $577,196   $619,800
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
 Issued .....................................................     313         240        3,917        6,673      1,028      2,491
 Reinvested .................................................      --           9            2          491         --        191
 Redeemed ...................................................    (500)       (540)      (2,959)      (2,412)    (1,738)      (815)
-----------------------------------------------------------------------------------------------------------------------------------
 Change in shares ...........................................    (187)       (291)         960        4,752       (710)     1,867
-----------------------------------------------------------------------------------------------------------------------------------

                     See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                              Balanced Fund       Equity Income Fund     Large Cap Equity Fund
                                                        ------------------------ ---------------------  -----------------------
                                                           11/1/99       Year      11/1/99      Year      11/1/99       Year
                                                           Through       Ended     Through     Ended      Through      Ended
                                                           4/30/00     10/31/99    4/30/00    10/31/99    4/30/00     10/31/99
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .................................. $  1,697     $  5,494   $  3,050   $ 21,094    $    126     $  2,679
 Net realized gain on investments .......................   37,017       10,119     66,875     95,029      21,537       34,648
 Change in unrealized appreciation/depreciation
 of investments .........................................  (31,009)       4,425    (18,576)   (33,126)      1,266       (2,615)
---------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations ...............    7,705       20,038     51,349     82,997      22,929       34,712
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ..................................   (1,683)      (5,504)    (3,321)   (21,765)       (196)      (2,680)
 Net realized gain on investment transactions ...........  (10,114)      (9,006)   (95,215)   (96,156)    (29,311)     (22,147)
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders ..................  (11,797)     (14,510)   (98,536)  (117,921)    (29,507)     (24,827)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ............................    2,341        7,068      9,588      8,277      47,377       54,421
 Dividends reinvested ...................................   10,131        9,138     93,215     94,525      27,373       20,588
 Cost of shares redeemed ................................  (36,342)     (14,356)  (133,518)  (203,476)    (26,494)     (39,260)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) from capital share transactions ..  (23,870)       1,850    (30,715)  (100,674)     48,256       35,749
---------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ..............  (27,962)       7,378    (77,902)  (135,598)     41,678       45,634
NET ASSETS:
 Beginning of period ....................................  159,480      152,102    787,379    922,977     222,396      176,762
---------------------------------------------------------------------------------------------------------------------------------
 End of period .......................................... $131,518     $159,480   $709,477   $787,379    $264,074     $222,396
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
 Issued .................................................       70          207        385     21,527       1,293        5,659
 Reinvested .............................................      307          274      3,770      3,406         758          575
 Redeemed ...............................................   (1,086)        (414)    (5,249)    (6,983)       (704)      (1,005)
---------------------------------------------------------------------------------------------------------------------------------
 Change in shares .......................................     (709)          67     (1,094)    17,950       1,347        5,229
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(unaudited)

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                                Large Cap                New Growth
                                                               Growth Fund           Opportunities Fund
                                                         ------------------------  ------------------------
                                                          11/1/99        Year        11/1/99       Year
                                                          Through        Ended       Through       Ended
                                                          04/30/00     10/31/99     04/30/00     10/31/99
--------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................ $    162      $  5,525     $    381     $    553
   Net realized gain on investments, futures
   and foreign currency transactions ....................  298,149        85,454       30,807       30,623
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   currency transactions ................................ (168,754)      165,652       (1,419)         739
--------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................  129,557       256,631       29,769       31,915
--------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................     (618)       (5,525)        (561)        (496)
   Net realized gain on investment transactions .........  (85,852)      (60,409)     (30,537)      (2,314)
--------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................  (86,470)      (65,934)     (31,098)      (2,810)
--------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..........................  122,094        68,940        6,362        2,292
   Dividends reinvested .................................        8        59,031       30,217        2,297
   Cost of shares redeemed ..............................  (71,306)      (71,778)      (9,309)     (17,355)
--------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share
     transactions .......................................   50,796        56,193       27,270      (12,766)
--------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............   93,883       246,890       25,941       16,339
  NET ASSETS:
   Beginning of period ..................................  900,876       653,986      128,665      112,326
--------------------------------------------------------------------------------------------------------------
   End of period ........................................ $994,759      $900,876     $154,606     $128,665
--------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Issued ...............................................    2,553        13,207          184        3,660
   Reinvested ...........................................       --         1,541          978           72
   Redeemed .............................................   (1,437)       (1,633)        (268)        (496)
--------------------------------------------------------------------------------------------------------------
   Change in shares .....................................    1,116        13,115          894        3,236
--------------------------------------------------------------------------------------------------------------

                                                                Small Cap              International
                                                               Value Fund               Equity Fund
                                                         ------------------------  -----------------------
                                                          11/1/99        Year       11/1/99       Year
                                                          Through        Ended      Through       Ended
                                                          04/30/00     10/31/99     04/30/00     10/31/99
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................ $    130      $  4,805     $    704     $  2,524
   Net realized gain on investments, futures
   and foreign currency transactions ....................   58,696        69,103       32,441       19,825
   Change in unrealized appreciation/depreciation
   of investments, futures contracts and foreign
   currency transactions ................................   11,673       (83,705)      11,355       23,640
-------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     operations .........................................   70,499        (9,797)      44,500       45,989
-------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ................................     (655)       (4,874)        (285)      (5,407)
   Net realized gain on investment transactions .........  (61,371)      (20,135)     (15,802)          --
-------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ................  (62,026)      (25,009)     (16,087)      (5,407)
-------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ..........................   19,328        14,795        5,993        3,876
   Dividends reinvested .................................   59,569        19,643       15,722            1
   Cost of shares redeemed ..............................  (46,105)      (79,203)     (13,198)     (42,059)
-------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share
     transactions .......................................   32,792       (44,765)       8,517      (38,182)
-------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ............   41,265       (79,571)      36,930        2,400
  NET ASSETS:
   Beginning of period ..................................  338,786       418,357      223,345      220,945
-------------------------------------------------------------------------------------------------------------
   End of period ........................................ $380,051      $338,786     $260,275     $223,345
-------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
   Issued ...............................................      431           269          154        6,702
   Reinvested ...........................................    1,401           362          434           --
   Redeemed .............................................     (989)       (1,456)        (352)      (1,326)
-------------------------------------------------------------------------------------------------------------
   Change in shares .....................................      843          (825)         236        5,376
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Select Group (the "Trust") was organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Select Short-Term Bond Fund ("STBF"), Select Intermediate Bond Fund ("IBF"), Select Bond Fund ("BND"), Select Balanced Fund ("BF"), Select Equity Income Fund ("EIF"), Select Large Cap Equity Fund ("LCEF"), Select Large Cap Growth Fund ("LCGF"), Select New Growth Opportunities Fund ("NGOF"), Select Small Cap Value Fund ("SCVF") and Select International Equity Fund ("IEF"), collectively, the "Funds", are separate series of the Trust.

Effective November 20, 1998, the following Funds underwent a split of shares:

  Fund     Split Ratio
--------------------------------------------------------------------------------
  EIF       3 shares for 1
  LCEF     11 shares for 1
  LCGF      3 shares for 1
  NGOF     20 shares for 1
  IEF       6 shares for 1

Net assets of the Funds and values of each shareholder account were unaffected by the split.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank,

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

   subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   STBF, IBF and BND invest in exchange-traded interest rate futures and options contracts for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

   BF, EIF, LCEF, LCGF, NGOF, and SCVF invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

   Index futures contracts are used to control the asset mix of IEF in the most efficient manner, allowing the fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

   Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

     Use of short futures contracts subjects the Fund to unlimited risk of loss.

   The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   At April 30, 2000, the Funds had open futures contracts as shown on the Fund's Portfolio of Investments.

   D. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

   transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   BF, EIF, LCEF, LCGF, NGOF, SCVF and IEF may write options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   At April 30, 2000, the Funds had no outstanding written options.

   E. Forward foreign currency exchange contracts -- IEF may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the IEF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The IEF is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

   At April 30, 2000, IEF had open forward foreign currency contracts as shown in Note 6.

   F. Dollar rolls -- STBF, IBF, BND and BF may enter into dollar roll transactions in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

   G. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

   Purchases of To Be Announced (TBA) or other delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA purchase commitments.

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

   H. Foreign currency translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis.

      1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

      2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   I. Organization costs -- Organization and initial registration costs incurred (prior to June 1998) in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of each Fund.

   J. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income, and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   K. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

   capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

   L. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate investment advisory agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.25% for STBF, 0.30% for IBF and BND, 0.50% for BF, 0.40% for EIF, LCEF, and LCGF, 0.65% for NGOF and SCVF, and 1.00% for IEF of the average daily net assets. For the six months ended April 30, 2000, the Adviser voluntarily waived fees as outlined in Note 2.F. below.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, with the exception of IEF, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.10% for STBF, 0.15% for IBF and BND, 0.25% for BF, 0.20% for EIF, LCEF and LCGF, and 0.30% for NGOF and SCVF of average daily net assets.

   CAM London, a wholly owned subsidiary of Chase and a registered investment advisor, is the sub-investment advisor for IEF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase from its advisory fee at an annual rate equal to 0.50% of IEF's average daily net assets.

   B. Shareholder servicing fees -- Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent receives a fee. The fee is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each Fund. For the six months ended April 30, 2000, the Shareholder Servicing Agents voluntarily waived fees as outlined in Note 2.F. below.

   C. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc.("BISYS"), acts as the Trust's exclusive underwriter and promotes

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

   and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. For the six months ended April 30, 2000, the Distributor voluntarily waived fees as outlined in Note 2.F. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. For the six months ended April 30, 2000, the Administrator voluntarily waived fees as outlined in Note 2.F. below.

   E. Custodian and accounting fees -- Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as Custodian fees. For the six months ended April 30, 2000, Chase voluntarily waived custodian fees as outlined in Note 2.F. below. In addition, custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credits arrangements in income producing assets if they had not entered into such arrangements.

   F. Waiver of fees -- For the six months ended April 30, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (amounts in thousands):

                  Investment                    Shareholder
                   Advisory     Administration   Servicing    Custody
--------------------------------------------------------------------------------
   STBF..........  $   14           $  4            $ 14        $ 1
   IBF ..........      34             29              --          2
   BND ..........      56             27              --         --
   BF ...........      23             10              --         --
   EIF ..........      95             34              --          4
   LCEF..........      27             10              --          3
   LCGF..........     111            172             523          4
   NGOF..........     388             51             120          2
   SCVF..........      68             63              83          4
   IEF ..........   1,115             69             225          6

   G. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

3. Investment Transactions

For the six months ended April 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                     Purchases         Sales         Purchases      Sales
                  (excluding U.S. (excluding U.S.     of U.S.      of U.S.
                    Government)     Government)      Government   Government
------------------------------------------------------------------------------
   STBF..........   $  7,661         $  2,591         $  6,808     $ 12,347
   IBF ..........     71,764           91,788          103,921       71,582
   BND ..........    211,606          221,612          296,891      309,224
   BF ...........     41,852           53,810           87,210      106,411
   EIF ..........    251,305          373,987               --           --
   LCEF..........    122,409           97,061               --           --
   LCGF..........    594,633          638,686               --           --
   NGOF..........     71,488           76,828               --           --
   SCVF..........    170,684          122,988               --           --
   IEF ..........    149,769          155,098               --           --

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2000 are as follows (in thousands):

                                       Gross          Gross      Net unrealized
                    Aggregate        unrealized     unrealized    appreciation/
                      cost          appreciation   depreciation  (depreciation)
--------------------------------------------------------------------------------
   STBF..........   $ 19,621         $     --         $   (354)    $   (354)
   IBF ..........    386,929            1,397          (15,248)     (13,851)
   BND ..........    590,079            1,780          (18,161)     (16,381)
   BF ...........    110,308           24,875           (4,026)      20,849
   EIF ..........    624,011          121,650          (34,979)      86,671
   LCEF..........    213,719           60,388           (9,356)      51,032
   LCGF..........    651,081          318,069          (10,211)     307,858
   NGOF..........    126,529           36,393           (8,369)      28,024
   SCVF..........    311,932           90,185          (20,870)      69,315
   IEF ..........    209,744           59,422          (13,034)      46,388

5. Retirement Plan

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities, were as follows (in thousands):

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

                             Pension                Accrued Pension
                             Expenses                  Liability
-------------------------------------------------------------------------------
   STBF..........            $--                         $ 2
   IBF ..........              3                          21
   BND ..........              5                          37
   BF ...........              1                          11
   EIF ..........              6                          60
   LCEF..........              2                          13
   LCGF..........              7                          43
   NGOF..........              1                           8
   SCVF..........              3                          29
   IEF ..........              2                          16

6. Open Forward Foreign Currency Contracts

IEF was party to the following forward foreign currency contract at April 30, 2000 (in thousands):

                                                               Unrealized
  Contract Amount        Contract Amount       Settlement         Loss
     Purchased                Sold               Date             USD
-------------------------------------------------------------------------------
  10,293   EUR            6,350    GBP          06/21/00         $(557)

EUR   - European Currency Unit
GBP   - Great British Pound

7. Foreign Cash Positions

IEF held the following foreign currency positions at April 30, 2000 (in thousands):

                                Delivery                              Net
                                  Value                 Market    Unrealized
                                 (Local       Cost      Value     Gain (Loss)
   Currency                     Currency)    (USD)      (USD)        (USD)
-------------------------------------------------------------------------------
   Australian Dollar..........    1,232    $  770     $   719        $(51)
   Swiss Franc ...............      861       518         500         (18)
   EURO ......................    2,872     2,641       2,617         (24)
   British Pound .............      289       369         452          83
   Hong Kong Dollar ..........       25         3           3          --
   Japanese Yen ..............      290         3           3          --
   Malaysian Ringgit..........       49        13          13          --
   Philippine Peso ...........      732        17          18           1
   Swedish Krona .............      228        26          25          (1)
   Singapore Dollar ..........        1         1           1          --
   Thai Baht .................        6        --          --          --
                                           ------     -------        -----
                                           $4,361     $ 4,351        $(10)
                                           ======     =======        =====

CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(Continued)

8. Bank Borrowings

The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at April 30, 2000, nor at any time during the six months then ended.

9. Concentrations

At April 30, 2000, EIF, LCEF, LCGF, NGOF and SCVF invested 27.2%, 35.4%, 51.7%, 28.3% and 34.1%, respectively, of their portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

At April 30, 2000, substantially all of the net assets of IEF consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2000, IEF invested approximately 24.2% and 19.8% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

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CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                Chase Vista Select
                                                  --------------------------------------------------------------------------------
                                                           Short-Term Bond Fund                    Intermediate Bond Fund
                                                  ---------------------------------------- ---------------------------------------
                                                  11/1/99                        1/1/97*   11/1/99                        1/1/97*
                                                  Through       Year Ended       Through   Through       Year Ended       Through
                                                  4/30/00   10/31/99   10/31/98  10/31/97  4/30/00   10/31/99   10/31/98  10/31/97
                                                  -------   --------   --------  --------  -------   --------   --------  --------
Per share operating performance
Net asset value, beginning of period ...........  $10.43     $10.69     $10.65    $10.62    $ 9.69    $10.36     $10.19    $10.09
                                                  ------     ------     ------    ------    ------    ------     ------    ------
Income from investment operations:
 Net investment income .........................    0.29       0.56       0.61      0.57      0.27      0.55       0.62      0.55
 Net gains or losses on securities
 (both realized and unrealized) ................   (0.18)     (0.22)      0.04      0.03     (0.24)    (0.52)      0.17      0.10
                                                  ------     ------     ------    ------    ------    ------     ------    ------
  Total from investment operations .............    0.11       0.34       0.65      0.60      0.03      0.03       0.79      0.65
                                                  ------     ------     ------    ------    ------    ------     ------    ------
Distributions to shareholders from:
 Dividends from net investment income ..........    0.29       0.56       0.61      0.57      0.27      0.55       0.62      0.55
 Net realized gains on investment transactions .      --       0.04         --      --        --        0.15       --        --
                                                             ------     ------    ------    ------    ------     ------    ------
  Total dividends and distributions ............    0.29       0.60       0.61      0.57      0.27      0.70       0.62      0.55
                                                  ------     ------     ------    ------    ------    ------     ------    ------
Net asset value, end of period .................  $10.25     $10.43     $10.69    $10.65    $ 9.45    $ 9.69     $10.36    $10.19
                                                  ======     ======     ======    ======    ======    ======     ======    ======
  Total return .................................    1.02%      3.31%      6.25%     5.82%     0.33%     0.33%      7.98%     6.71%
Ratios/supplemental data:
 Net assets, end of period (in millions) .......  $   19     $   22     $   25    $   27    $  376    $  376     $  353    $  319
Ratios to average net assets:#
 Expenses ......................................    0.71%      0.07%      0.11%     0.11%     0.64%     0.04%      0.04%     0.06%
 Net investment income .........................    5.52%      5.31%      6.01%     6.45%     5.67%     5.55%      6.16%     6.67%
 Expenses without waivers, reimbursements and
 earnings credits ..............................    1.15%      0.73%      0.88%     0.63%     0.68%     0.50%      0.52%     0.54%
 Net investment income without waivers,
 reimbursements and earnings credits ...........    5.08%      4.65%      5.24%     5.93%     5.63%     5.09%      5.68%     6.19%
Portfolio turnover rate ........................      87%       316%       382%      406%       45%      123%       168%      193%
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
# Short periods have been annualized.

                       See notes to financial statements.

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CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                               Chase Vista Select
                                              ------------------------------------------------------------------------------------
                                                              Bond Fund                                Balanced Fund
                                              ------------------------------------------  ----------------------------------------
                                              11/1/99                           1/1/97*   11/1/99                         1/1/97*
                                              Through         Year Ended        Through   Through        Year Ended       Through
                                              4/30/00    10/31/99    10/31/98   10/31/97  4/30/00   10/31/99    10/31/98  10/31/97
                                              -------    --------    --------   --------  -------   --------    --------  --------
Per share operating performance
Net asset value, beginning of period ........  $38.38     $41.29      $41.01     $40.34    $34.64     $33.53     $34.08    $30.62
                                               ------     ------      ------     ------    ------     ------     ------    ------
Income from investment operations:
 Net investment income ......................    1.17       2.36        2.56       2.31      0.40       1.17       1.32      1.17
 Net gains or losses in securities
 (both realized and unrealized) .............   (0.99)     (2.37)       0.76       0.67      1.35       3.12       3.05      3.46
                                               ------     ------      ------     ------    ------     ------     ------    ------
  Total from investment operations ..........    0.18      (0.01)       3.32       2.98      1.75       4.29       4.37      4.63
                                               ------     ------      ------     ------    ------     ------     ------    ------
Distributions to shareholders from:
 Dividends from net investment income .......    1.17       2.36        2.55       2.31      0.40       1.17       1.31      1.17
 Distributions from capital gains ...........      --       0.54        0.49         --      2.22       2.01       3.61      --
                                               ------     ------      ------     ------    ------     ------     ------    ------
  Total dividends and distributions .........    1.17       2.90        3.04       2.31      2.62       3.18       4.92      1.17
                                               ------     ------      ------     ------    ------     ------     ------    ------
Net asset value, end of period ..............  $37.39     $38.38      $41.29     $41.01    $33.77     $34.64     $33.53    $34.08
                                               ======     ======      ======     ======    ======     ======     ======    ======
  Total return ..............................    0.48%     (0.01%)      8.44%      7.64%     5.27%     13.30%     14.28%    15.36%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....  $  577     $  620      $  590     $  520    $  132     $  159     $  152    $  179
Ratios to average net assets:#
 Expenses ...................................    0.64%      0.03%       0.03%      0.02%     0.87%      0.05%      0.03%     0.03%
 Net investment income ......................    6.21%      5.97%       6.27%      6.89%     2.35%      3.37%      3.98%     4.29%
 Expenses without waivers, reimbursements and
 earnings credits ...........................    0.67%      0.49%       0.51%      0.49%     0.93%      0.75%      0.75%     0.72%
 Net investment income without waivers,
 reimbursements and earnings credits ........    6.18%      5.51%       5.79%      6.42%     2.29%      2.67%      3.26%     3.60%
Portfolio turnover rate .....................      90%       300%        306%       261%       92%        93%        50%      131%
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.
# Short periods have been annualized.

                       See notes to financial statements.

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CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                                Chase Vista Select
                                                -----------------------------------------------------------------------------------
                                                          Equity Income Fund (1)                   Large Cap Equity Fund (1)
                                                ----------------------------------------   ----------------------------------------
                                                11/1/99                         1/1/97*    11/1/99                        1/1/97*
                                                Through        Year Ended       Through    Through       Year Ended       Through
                                                4/30/00   10/31/99    10/31/98  10/31/97   4/30/00   10/31/99   10/31/98  10/31/97
                                                -------   --------    --------  --------   -------   --------   --------  --------
Per share operating performance
Net asset value, beginning of period ........    $27.53     $28.89     $34.22    $28.32     $39.31    $37.52     $46.58     $37.22
                                                 ------     ------     ------    ------     ------    ------     ------     ------
Income from investment operations:
 Net investment income ......................      0.10       0.65       0.85      0.79       0.02      0.52       0.56       0.59
 Net gains or losses in securities
 (both realized and unrealized) .............      1.68       1.69       1.50      5.90       3.63      6.56       5.27       9.36
                                                 ------     ------     ------    ------     ------    ------     ------     ------
  Total from investment operations ..........      1.78       2.34       2.35      6.69       3.65      7.08       5.83       9.95
                                                 ------     ------     ------    ------     ------    ------     ------     ------
Distributions to shareholders from:
 Dividends from net investment income .......      0.11       0.67       0.83      0.79       0.03      0.52       0.56       0.59
 Distributions from capital gains ...........      3.40       3.03       6.85      --         5.23      4.77      14.33         --
                                                 ------     ------     ------    ------     ------    ------     ------     ------
  Total dividends and distributions .........      3.51       3.70       7.68      0.79       5.26      5.29      14.89       0.59
                                                 ------     ------     ------    ------     ------    ------     ------     ------
Net asset value, end of period ..............    $25.80     $27.53     $28.89    $34.22     $37.70    $39.31     $37.52     $46.58
                                                 ======     ======     ======    ======     ======    ======     ======     ======
  Total return ..............................      7.07%      8.18%      7.62%    23.78%      9.89%    20.36%     16.58%     26.89%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....    $  709     $  787     $  923    $  955     $  264    $  222     $  177     $  186
Ratios to average net assets:#
 Expenses ...................................      0.72%      0.03%      0.03%     0.03%      0.80%     0.05%      0.03%      0.03%
 Net investment income ......................      0.81%      2.25%      2.85%     2.97%      0.10%     1.36%      1.46%      1.66%
 Expenses without waivers, reimbursements and
 earnings credits ...........................      0.76%      0.58%      0.59%     0.59%      0.83%     0.65%      0.65%      0.58%
 Net investment income without waivers,
 reimbursements and earnings credits ........      0.77%      1.70%      2.29%     2.41%      0.07%     0.76%      0.86%      1.11%
Portfolio turnover rate .....................        36%       146%       148%       73%        41%      106%        56%        54%
-----------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations.
#   Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.

                       See notes to financial statements.

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CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                             Chase Vista Select
                                                -----------------------------------------------------------------------------
                                                      Large Cap Growth Fund (1)          New Growth Opportunities Fund (1)
                                                ------------------------------------- ---------------------------------------
                                                11/1/99                      1/1/97*   11/1/99                       1/1/97*
                                                Through      Year Ended      Through   Through      Year Ended       Through
                                                4/30/00  10/31/99  10/31/98  10/31/97  4/30/00   10/31/99  10/31/98  10/31/97
                                                -------  --------  --------  --------  -------   --------  --------  --------
Per share operating performance
Net asset value, beginning of period ........    $47.54    $37.36   $32.30    $26.01    $37.55    $29.63    $32.39    $28.58
                                                 ------    ------   ------    ------    ------    ------    ------    ------
Income from investment operations:
 Net investment income ......................      0.01      0.30     0.34      0.28      0.08      0.15      0.14      0.15
 Net gains or losses in securities
 (both realized and unrealized) .............      6.60     13.66     8.23      6.29      7.30      8.52     (0.42)     3.80
                                                 ------    ------   ------    ------    ------    ------    ------    ------
  Total from investment operations ..........      6.61     13.96     8.57      6.57      7.38      8.67     (0.28)     3.95
                                                 ------    ------   ------    ------    ------    ------    ------    ------
Distributions to shareholders from:
 Dividends from net investment income .......      0.03      0.30     0.34      0.28      0.13      0.14      0.13      0.14
 Distributions from capital gains ...........      4.55      3.48     3.17        --      9.01      0.61      2.35        --
                                                 ------    ------   ------    ------    ------    ------    ------    ------
  Total dividends and distributions .........      4.58      3.78     3.51      0.28      9.14      0.75      2.48      0.14
                                                 ------    ------   ------    ------    ------    ------    ------    ------
Net asset value, end of period ..............    $49.57    $47.54   $37.36    $32.30    $35.79    $37.55    $29.63    $32.39
                                                 ======    ======   ======    ======    ======    ======    ======    ======
  Total return ..............................     14.41%    39.78%   29.12%    25.32%    23.59%    29.65%    (0.70%)   13.90%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....    $  995    $  901   $  654    $  548    $  155    $  129    $  112    $  116
Ratios to average net assets:#
 Expenses ...................................      0.60%     0.03%    0.02%     0.02%     0.32%     0.07%     0.08%     0.08%
 Net investment income ......................      0.03%     0.69%    0.98%     1.12%     0.54%     0.44%     0.43%     0.57%
 Expenses without waivers, reimbursements and
 earnings credits ...........................      0.76%     0.59%    0.60%     0.60%     1.11%     0.93%     0.94%     0.92%
 Net investment income without waivers,
 reimbursements and earnings credits ........     (0.13%)    0.13%    0.40%     0.54%    (0.25%)   (0.42%)   (0.43%)   (0.27%)
Portfolio turnover rate .....................        62%       26%      22%       36%       53%      101%       67%       50%
------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations.
#   Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.

                       See notes to financial statements.

-------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (unaudited)

                                                                               Chase Vista Select
                                             -------------------------------------------------------------------------------------
                                                    Small Cap Value Fund                      International Equity Fund (1)
                                             --------------------------------------------  ---------------------------------------
                                              11/1/99                            1/1/97*    11/1/99                       1/1/97*
                                              Through        Year Ended          Through    Through     Year Ended        Through
                                              4/30/00    10/31/99    10/31/98    10/31/97   4/30/00   10/31/99  10/31/98  10/31/97
                                              -------    --------    --------    --------   -------   --------  --------  --------
Per share operating performance
Net asset value, beginning of period ........  $47.66     $52.73      $60.54      $51.87    $33.33     $27.79    $29.45    $28.64
                                               ------     ------      ------      ------    ------     ------    ------    ------
Income from investment operations:
 Net investment income ......................    0.01       0.64        0.74        0.57      0.10       0.33      0.41      0.44
 Net gains or losses in securities
 (both realized and unrealized) .............    9.18      (2.50)      (5.72)       8.62      6.53       5.94      0.90      0.77
                                               ------     ------      ------      ------    ------     ------    ------    ------
  Total from investment operations ..........    9.19      (1.86)      (4.98)       9.19      6.63       6.27      1.31      1.21
                                               ------     ------      ------      ------    ------     ------    ------    ------
Distributions to shareholders from:
 Dividends from net investment income .......    0.08       0.64        0.75        0.52      0.04       0.73      1.24      0.40
 Distributions from capital gains ...........    8.98       2.57        2.08        --        2.40       --        1.73      --
                                               ------     ------      ------      ------    ------     ------    ------    ------
  Total dividends and distributions .........    9.06       3.21        2.83        0.52      2.44       0.73      2.97      0.40
                                               ------     ------      ------      ------    ------     ------    ------    ------
Net asset value, end of period ..............  $47.79     $47.66      $52.73      $60.54    $37.52     $33.33    $27.79    $29.45
                                               ======     ======      ======      ======    ======     ======    ======    ======
  Total return ..............................   21.68%     (4.20%)     (8.53%)     17.80%    20.14%     22.83%     4.80%     4.15%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....  $  380     $  339      $  418      $  488    $  260     $  223    $  221    $  254
Ratios to average net assets:#
 Expenses ...................................    0.91%      0.04%       0.02%       0.02%     0.41%      0.06%     0.05%     0.07%
 Net investment income ......................    0.07%      1.16%       1.28%       1.26%     0.54%      1.14%     1.71%     1.66%
 Expenses without waivers, reimbursements and
 earnings credits ...........................    1.03%      0.86%       0.85%       0.85%     1.50%      1.31%     1.34%     1.27%
 Net investment income without waivers,
 reimbursements and earnings credits ........   (0.05%)     0.34%       0.45%       0.43%    (0.55%)    (0.11%)    0.42%     0.46%
Portfolio turnover rate .....................      36%        55%          6%          8%       59%       141%      150%      141%
----------------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations.
#   Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.

                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT EQUITY FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENT ADVISER,
ADMINISTRATOR, SHAREHOLDER
AND FUND SERVICING
AGENT AND CUSTODIAN
The Chase Manhattan Bank

DISTRIBUTOR
Vista Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Select Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the Chase Vista Select Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


(C) The Chase Manhattan Corporation, 2000. All Rights Reserved.        June 2000


[Logo; CHASE VISTA FUNDS(SM)]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039